Exhibit 10.59

CAM Acquisition B.V.***
Zernikedreef 6
2333 CL Leiden
The Netherlands

Amsterdam, 10 July 2002

Dear Sirs,

On behalf of CAM IMPLANTS B.V., I hereby confirm that we agree with the transfer of all rights and obligations in relation to:

(i) Euro bank account number: 67.89.12.866 in the name of CAM IMPLANTS B.V. with ING Bank in Leiden; and

(ii) US Dollar bank account number: 02.15.44.980 in the name of CAM IMPLANTS B.V. with ING Bank in Leiden;

to CAM Acquisition B.V. as of 1 July 2002.

The balance on the bank account as it was on 30 June 2002 at 24.00 hours, will not be transferred to CAM Acquisition B.V.

Please return one original copy of this letter to us, after you have signed below for approval.

Yours sincerely

CAM IMPLANTS B.V.


/s/ Michael John Jeffries
---------------------------------------
by: Michael John Jeffries
title: Director

Approved by:

CAM Acquisition B.V.


/s/ Gerard Anton Kok
---------------------------------------
on behalf of G.A. Kok Beheer B.V.
by: Gerard Anton Kok
title: Director of G.A. Kok Beheer B.V.

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                            ASSET PURCHASE AGREEMENT
                                     between
                                CAM IMPLANTS B.V.
                                       and
                              CAM Acquisition B.V.
                                      dated
                                  10 July 2002

TABLE OF CONTENTS

A.    Asset Purchase Agreement

B.    Schedules

     1.   Schedule 1  Equipment
     2.   Schedule 2  Stock
     3.   Schedule 3  Intellectual Property Rights
     4.   Schedule 4  Receivables
     5.   Schedule 5  Permits
     6.   Schedule 6  The rights and obligations arising from the Contracts
     7.   Schedule 7  Liabilities accounted for in the Preliminary Balance Sheet
     8.   Schedule 8  Terms and conditions of employment by the Seller of all employees
     9.   Schedule 9  Draft intellectual property transfer deed
     10.  Schedule 10 Draft Security Agreements
     11.  Schedule 11 Preliminary Balance Sheet
     12.  Schedule 12 Disclosure Letter
     13.  Schedule 13 Osteotech patents
     14.  Schedule 14 Draft deed of assignment of Osteotech patents
     15.  Schedule 15 Other Current Assets
     16.  Schedule 16 Resolution by the shareholder of CAM IMPLANTS B.V.
     17.  Schedule 17 Resignation letter by Gerard Anton Kok

C.    Intellectual property transfer deed

D.    Deed of assignment of Osteotech patents

E.    Security Agreements

     1.   Deed of pledge of equipment
     2.   Deed of pledge of stock
     3.   Deed of pledge of receivables
     4.   Deed of pledge of intellectual property rights

                            ASSET PURCHASE AGREEMENT

                                     between

                                CAM IMPLANTS B.V.
                                 (as the Seller)

                                       and

                              CAM Acquisition B.V.
                               (as the Purchaser)

CONTENTS

Clause 1    -   Definitions
Clause 2    -   Assets and Liabilities to be sold
Clause 3    -   Purchase Price
Clause 4    -   Transfer of the Assets and Liabilities
Clause 5    -   Payment and security
Clause 6    -   Determination of the Closing Balance Sheet
Clause 7    -   Obligations of the Seller
Clause 8    -   Obligations of the Purchaser
Clause 9    -   Notices
Clause 10   -   Confidentiality and non-competition
Clause 11   -   Miscellaneous

TABLE OF SCHEDULES TO THE AGREEMENT

Schedule 1  - Equipment
Schedule 2  - Stock
Schedule 3  - Intellectual Property Rights
Schedule 4  - Receivables
Schedule 5  - Permits
Schedule 6  - The rights and obligations arising from the Contracts
Schedule 7  - Liabilities accounted for in the Preliminary Balance Sheet
Schedule 8  - Terms and conditions of employment by the Seller of all employees
Schedule 9  - Draft intellectual property transfer deed
Schedule 10 - Draft Security Agreements
Schedule 11 - Preliminary Balance Sheet
Schedule 12 - Disclosure Letter
Schedule 13 - Osteotech patents
Schedule 14 - Osteotech draft deed of assignment
Schedule 15 - Other Current Assets
Schedule 16 - Resolution by the shareholder of CAM IMPLANTS B.V.
Schedule 17 - Resignation letter by Gerard Anton Kok

                           ASSET PURCHASE AGREEMENT

THE UNDERSIGNED:

1. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries, (the "Seller");

and

2. CAM Acquisition B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office in and with its principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V., (the "Purchaser");

WHEREAS:

A. The Seller carries on the business of conducting scientific research in the field of health care, particularly of biomedical products, the development of technologies for the production of biomedical products, the production, sale and purchase of materials in the field of health care, carried on, at or from its premises under the trade name CAM IMPLANTS B.V. (the "Business");

B. Gerard Anton Kok is managing director of CAM IMPLANTS B.V. since 1 April 1998, in which capacity he is responsible for the business and activities (as referred to under A above) carried on by CAM IMPLANTS B.V.;

C. The Purchaser has decided to purchase certain of the Assets and Liabilities from the Seller and the Seller has decided to sell certain of the Assets and Liabilities to the Purchaser on the terms and conditions of this Agreement;

D. The sole shareholder of the Seller has approved the sale of certain of its Assets and Liabilities by means of an appropriate resolution in writing. A copy of such resolution is attached to this Agreement as Schedule 16;

E. On the Closing Date, after the Seller and the Purchaser have entered into this Agreement, Osteotech, Inc. will assign the patents as specified in
      Schedule 13 to this Agreement to the Purchaser, by means of the execution of the deed of assignment in the form attached to this Agreement as
      Schedule 14.

HAVE AGREED AS FOLLOWS:

Clause 1 - Definitions

1.1 In this Agreement, including all Schedules thereto, the following terms have the meaning set forth hereafter:

      "Additional Amount"               The additional amount referred to in
                                        clause 3 of this Agreement;

      "Agreement"                       the present agreement of sale and
                                        purchase of the Assets and Liabilities,
                                        including all Schedules thereto;

      "Annual Accounts ***"             the annual accounts of the Purchaser for
                                        the financial year ending on ***which
                                        will be drawn up in accordance with
                                        Dutch GAAP and as consistent with the
                                        policies and conventions applied in the
                                        Closing Balance Sheet;

      "Annual Accounts ***"             the annual accounts of the Purchaser for
                                        the financial year ending on ***which
                                        will be drawn up in accordance with
                                        Dutch GAAP and as consistent with the
                                        policies and conventions applied in the
                                        Closing Balance Sheet;

      "Assets"                          the assets referred to in clause 2.1
                                        through clause 2.4;

      "BW"                              Dutch Civil Code (Burgerlijk Wetboek);

      "Business"                        the business carried on by the Seller as
                                        referred to under A of the preamble of
                                        this Agreement;

      "Change of Control"               the sale and transfer by the Purchaser
                                        of at least 50% of: (i) its outstanding
                                        share capital, or (ii) the Assets,
                                        Liabilities and Business, to any other
                                        third party than Klaas de Groot as a
                                        private individual or a legal entity in
                                        which Klaas de Groot is directly or
                                        indirectly the sole shareholder;

      "Closing Balance Sheet"           the final survey of the Assets and
                                        Liabilities as at Effective Date, to be
                                        determined by the Seller and the
                                        Purchaser, in accordance with clause 6
                                        of this Agreement;

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

      "Closing Date"                    the date, mutually agreed between the
                                        Parties, on which Parties enter into
                                        this Agreement and the Assets and
                                        Liabilities will be transferred from the Seller to the Purchaser;

      "Consent"                         a consent of a relevant authority
                                        necessary to authorize, approve or
                                        permit the full and complete transfers
                                        of the Permits as contemplated by this
                                        Agreement;

      "Contracts"                       the contracts specified in Schedule 6;

      "Disclosure Letter"               the letter from Gerard Anton Kok as
                                        managing director of CAM IMPLANTS B.V.
                                        to the Seller, dated on the Closing Date and attached to this Agreement as
                                        Schedule 12, which contains all
                                        liabilities, including the inter-company liabilities between the Seller and any other Group Company, that will be excluded from the sale and transfer contemplated by this Agreement;

      "Dutch GAAP"                      Dutch Generally Accepted Accounting
                                        Principles;

      "Effective Date"                  30 June 2002;

      "Equipment"                       the equipment, inventory (inventaris)
                                        and other movable assets excluding the
                                        Stock, as specified in Schedule 1;

      "Group Company"                   Osteotech, Inc., a company incorporated
                                        under the laws of the State of New
                                        Jersey, United States of America, and
                                        all companies or enterprises directly or indirectly owned by it, including, amongst others: Osteotech B.V., HC
                                        Implants B.V., Osteotech/CAM Services
                                        B.V. and CAM IMPLANTS B.V.;

      "Intellectual Property Rights"    including without limitation all
                                        trademarks, patents, trademarks, service marks, registered design rights, including any applications for any of the foregoing, trade and business names, service marks, logos, copyrights, rights in design invention, rights under licenses and rights of the same or similar nature in any part of the world relative to the Business, together with all know-how, being all information not present in the public domain owned by the Seller or used by the Seller in, or in connection with the Business held in any form (including drawings, data, formulae, specifications, component lists, instructions, manuals, brochures and catalogues) and, among other things and without limitation, relating to the manufacture or production of goods or the provision of services, all as specified in Schedule
                                        3;

      "Liabilities"                     the liabilities, debts and obligations
                                        referred to in clause 2.5;

      "Material Event of Default"       any material event of default from the
                                        Purchaser in the fulfillment of its
                                        obligations under this Agreement;

      "Other Current Assets"            the prepaid expenses and other current
                                        assets, as specified in Schedule 15;

      "Parties"                         the Purchaser and the Seller;

      "Permit" any permit, licence, consent, authorization and similar approval and exemption, including conditions attached thereto, which is required under any law, regulation or rule in order to carry on the Business, as specified in
                                        Schedule 5;

      "Preliminary Balance Sheet"       the preliminary survey of the Assets and
                                        Liabilities as at 31 March 2002, as
                                        specified in Schedule 11, determined and signed for approval by the Parties;

      "Purchaser"                       CAM Acquisition B.V.;

      "Purchase Price"                  the purchase price referred to in clause
                                        3 of this Agreement;

      "Receivables"                     the trade account receivables resulting
                                        from the invoice of products and
                                        services in the ordinary course of
                                        business, as specified in Schedule 4;

      "Schedule"                        a schedule to this Agreement;

      "Security Agreements"             the draft deeds of pledge of equipment,
                                        stock, receivables and intellectual
                                        property rights as set out in Schedule
                                        10;

      "Seller"                          CAM IMPLANTS B.V.;

      "Stock"                           the stock (voorraden) as specified in
                                        Schedule 2;

1.2   In this Agreement, unless otherwise specified:

      (a) references to statutory provisions are to statutory provisions which are in force at the Closing Date;

      (b) words denoting the singular include the plural and vice versa, except where the context requires otherwise.

1.3 Headings to clauses are for convenience only and do not affect the interpretation of this Agreement.

Clause 2 - Assets and Liabilities to be sold

2.1 The Seller as legal and beneficial owner (juridische en economische eigenaar) hereby sells and the Purchaser hereby purchases the Assets accounted for in the Preliminary Balance Sheet as described in clause 2.3 and the Assets not accounted for in the Preliminary Balance Sheet as described in clause 2.4.

2.2 Upon agreement between the Parties with regard to the determination of the Closing Balance Sheet pursuant to clause 6.2 and clause 6.3 of this Agreement, the Closing Balance Sheet will replace the Preliminary Balance Sheet. Upon such replacement of Preliminary Balance Sheet by the Closing Balance Sheet, the Schedules 1 through 8 and Schedule 15 will be replaced in accordance with the Closing Balance Sheet and the state of the Assets and the Liabilities as of the Effective Date.

2.3 The Assets accounted for in the Preliminary Balance Sheet (and to be accounted for in the Closing Balance Sheet) are:

      (a) the Equipment, which is either on the premises of the Seller or being used by the employees of the Seller, as far as they are owned by the Seller, all as specified in Schedule 1;

      (b)   the Stock, as specified in Schedule 2;

      (c)   the Intellectual Property Rights, as specified in Schedule 3;

      (d) the Receivables (including amounts that still need to be invoiced), as specified in Schedule 4, but expressly excluding any and all inter-company receivables between the Seller, and any other Group Company;

      (e)   the Other Current Assets, as specified in Schedule 15.

      The Assets accounted for in the Preliminary Balance Sheet (and to be accounted for in the Closing Balance Sheet), which have neither been stated in this clause 2.3 nor in Schedules 1, 2, 3, 4 and Schedule 15 to this Agreement, will not be sold or transferred by the Seller to the Purchaser. Any cash in hand, balances on bank and giro accounts, bills of exchange and cheques are expressly excluded from this Agreement and will not be sold or transferred by the Seller to the Purchaser. Any fiscal net operating loss carry forwards (compensabele verliezen) are expressly excluded from this Agreement and will not be sold or transferred by the Seller to the Purchaser.

2.4 The Assets that have not been accounted for in the Preliminary Balance Sheet (and will not be accounted for in the Closing Balance Sheet) are:

      (a) the books and accounts, customer files and data storage media, documents and data relating to the Business;

      (b)   the Permits granted to the Seller, as specified in Schedule 5;

      (c)   the rights arising from the Contracts, as specified in Schedule 6.

2.5 The Purchaser hereby also assumes from the Seller the Liabilities, consisting of:

      (a) The liabilities accounted for in the Preliminary Balance Sheet (and to be accounted for in the Closing Balance Sheet), including the obligations towards the creditors, as specified in Schedule 7, but expressly excluding any and all intercompany liabilities between the Seller and any other Group Company;

      (b) the obligations of the Seller arising from the Contracts, as specified in Schedule 6;

      (c) the obligations of the Seller arising from the employment contracts, as specified in Schedule 8;

      (d) all other liabilities attaching to the Assets as referred to in clause 2.3 and clause 2.4 above (other than those referred to under sub-clauses a, b and c above), and

      (e) all other liabilities of the Seller in connection with the Business to be transferred under this Agreement to the Purchaser, which, in accordance with Dutch GAAP, should have been accounted for in the Preliminary Balance Sheet, but were excluded by Gerard Anton Kok as managing director of CAM IMPLANTS B.V. for whatever reason and which were not expressly excluded from this Agreement in the Disclosure Letter.

2.6 The sale and purchase of the Assets and Liabilities is effective as of the Effective Date.

2.7 The sale and purchase of the Assets and Liabilities of the Seller is the transfer of an enterprise within the meaning of sections 662 et seq. of book 7 BW, with the result that the rights and obligations of the Seller arising from the employment contracts with its employees shall be transferred to the Purchaser by operation of law.

Clause 3 - Purchase Price

3.1 The Purchase Price for the Assets and Liabilities amounts to USD 2,500,000 (say two and a half million US Dollars). In determining the Purchase Price, the Parties have assumed that section 31 of the Value Added Tax Act (Wet op de Omzetbelasting) is applicable. If, notwithstanding the foregoing, the tax authorities levy value added tax on the sale and purchase of the Assets and Liabilities, the due amount of the value added tax shall be added to the Purchase Price, provided the Seller will make available an appropriate invoice to the Purchaser in due form. An Additional Amount of ***(***) will be paid by the Purchaser to the Seller in two instalments: (i) ***will be paid if the revenue of the

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

      Purchaser in the year ending *** exceeds ***, and (ii) *** will be paid if the revenue of the Purchaser in the year ending *** exceeds ***.

3.2 Subject to clause 3.5, the Purchase Price shall be due and payable by the Purchaser to the Seller as follows:

      (a)   USD 1 million at the Closing Date;

      (b) USD 250,000 in the year 2003, to be paid at the last day of each calendar quarter in four equal instalments of USD 62,500;

      (c) USD 325,000 in the year 2004, to be paid at the last day of each calendar quarter in four equal instalments of USD 81,250;

      (d) USD 425,000 in the year 2005, to be paid at the last day of each calendar quarter in four equal instalments of USD 106,250;

      (e) USD 500,000 in the year 2006, to be paid at the last day of each calendar quarter in four equal instalments of USD 125,000;

      (f) In the event of late payment by the Purchaser, the amounts due will be increased by statutory interest (wettelijke rente).

3.3 The Additional Amount shall be due and payable by the Purchaser to the Seller as follows:

      (a) ***, if, according to the Annual Accounts *** the total revenue of the Purchaser exceeds the amount of ***, to be paid no later than ***;

      (b) ***, if, according to the Annual Accounts *** the total revenue of the Purchaser exceeds the amount of ***, to be paid no later than ***;

      (c) In the event of late payment by the Purchaser, the amounts due will be increased by statutory interest.

3.4 Upon the occurrence of a Change of Control, the Purchase Price and the Additional Amount shall be immediately due and payable by the Purchaser to the Seller, unless the Purchaser obtains written consent from the Seller prior to such Change of Control.

3.5 Prior to the signing of this Agreement, the Purchaser has paid the amount of the Purchase Price as specified in clause 3.2 (a), by means of a telephonic transfer to bank account number 47.47.94.032 with ABN Amro Bank N.V. in the name of Stibbe Derdengelden Notariaat (reference: 176880), Swift Code ABNANL2A.

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

3.6 The payments stated under clause 3.2 (b) through clause 3.2 (e) are due and payable by the Purchaser to the Seller subject to the condition precedent that the Seller and all other Group Companies have fulfilled their obligation to accomplish all formalities (legal and otherwise) required on their behalf for a legally valid transfer of the full and unencumbered legal and beneficial ownership of the Assets as purchased by the Purchaser under this Agreement.

Clause 4 - Transfer of the Assets and Liabilities

4.1 On the Closing Date the transfer of the Assets and Liabilities shall take place in the following manner:

      (a) the Intellectual Property Rights shall be transferred by means of a deed of transfer in the form of Schedule 9;

      (b) all rights and obligations (het geheel aan rechtsverhoudingen) arising from the Contracts shall be assigned by the Seller to the Purchaser and acquired and assumed by the Purchaser by means of signing this Agreement. Within one week from the Closing Date, the Parties shall also give joint written notice of the assignment to the other parties to the Contracts who have given prior consent to the assignment. In the event and to the extent that the other parties to the Contracts have not granted prior consent to the assignment, the Parties shall give joint written notice of the assignment to these other parties within one week from the Closing Date and use their best efforts to obtain such parties' cooperation;

      (c) the Assets that have not been mentioned under 4.1(a) or 4.1(b), as far as they are not held by third parties, shall be transferred by the signing of this Agreement by the Parties and by (i) giving the Purchaser access to the spaces in which the Assets are located, (ii) by the delivery of the keys, (iii) by the delivery of ownership documents (eigendomsbewijzen), (iv) with respect to the Permits by sending written notice to the authorities concerned and (v) with respect to the Receivables, by written notice by the joint Parties to the debtors concerned within one week from the Closing Date;

      (d) the Assets that have not been mentioned under 4.1(a) or 4.1(b), as far as they are held by third parties, shall be transferred by the signing of this Agreement by the Parties and by giving notice of the transfer to the third party concerned. Such notice shall be given by the joint Parties within one week from the Closing Date;

      (e) the Liabilities of which the transfer has already been approved by the creditors under these Liabilities beforehand, will be transferred by the signing of this Agreement by the Parties and through a written notice given by the joint Parties to the said creditors within one week from the Closing Date. In the event and to the extent that the creditors under certain Liabilities have not granted prior consent to the transfer of these Liabilities, the Parties shall, after signing this Agreement, send written notice of the intended transfer to the said creditors within one week from the Closing Date and use their best efforts to obtain their approval of the transfer.

4.2 On the Closing Date the following acts will be performed and the following agreements will be signed in the order as given below:

      (a)   the Purchaser shall pay the amount due as referred to in clause 3.2
            (a);

      (b)   the Parties shall sign this Agreement;

      (c) the Parties shall sign the Security Agreements as referred to in clause 5.2.

4.3 The Seller shall undertake all actions that the Purchaser reasonably deems necessary in connection with the transfer of the Assets and Liabilities to the Purchaser. The Seller shall sign all documents that it is reasonably requested to sign by the Purchaser in connection with the transfer of one or more of the Assets and/or Liabilities.

4.4 As long as practicable after signing this Agreement, the Purchaser and the Seller shall jointly do all acts and sign such deeds as is reasonably necessary to obtain all required Consents. If any such Consent is not obtained, the Seller will cooperate with the Purchaser in any reasonable arrangement to provide the Purchaser with the economic benefits that it would have obtained if the relevant Consent had been obtained.

4.5 If the assignment of one or more of the Contracts to (contractsoverneming door) the Purchaser has not taken place in accordance with clause 4.1 above within two months as from the Closing Date (whether this is due to a lack of cooperation by the other party or parties to these Contracts or for any other reason) the Seller shall, provided it is legally entitled to do so, as soon as practicable transfer the rights arising from the Contract(s) concerned to the Purchaser and the Purchaser shall fulfil the obligations arising from the Contract(s) concerned in the Seller's name, but for the Purchaser's own account. In this manner the said rights will be exercised for the benefit of the Purchaser and the said obligations will be fulfilled for the Purchaser's account, as if the Contracts concerned had been assigned under clause 4.1 above. Under the condition precedent (opschortende voorwaarde) that the Seller does not transfer the said rights to the Purchaser after the expiry of the above-mentioned two month period or that it is not legally entitled to transfer the above rights, the Purchaser is hereby granted a power of attorney (een volmacht) to exercise these rights in the Seller's name but for the Purchaser's account.

Clause 5 - Payment and security

5.1 Prior to the signing of this Agreement the Purchaser shall pay the Purchase Price in part (as specified in clause 3.2 (a)) by means of a telephonic transfer by the Purchaser to bank account number 47.47.94.032 with the ABN Amro Bank N.V. in the name of Stibbe Derdengelden Notariaat (reference: 176880), Swift Code ABNANL2A.

5.2 As security for its payment obligations under clauses 3.2 and 3.3, the Purchaser shall grant to the benefit of the Seller on the Closing Date, security interests over all its assets by entering into the Security Agreements in the form attached to this Agreement as

      Schedule 10. These security interests will be subordinated in ranking to any security interests that will be granted by the Purchaser to its bank in order to finance the ongoing Business as of the Closing Date.

5.3 As security for its payment obligations under clauses 3.2 and 3.3, the Purchaser shall grant to the benefit of the Seller within one week after the Closing Date, a second right of mortgage over the perpetual ground lease of the land owned by the Municipality of Leiden, with the right of the leaseholder of the building constructed thereon, locally known as Zernikedreef 6, Leiden, known at the Land Registry Office as Municipality Leiden section X number 4003, measuring 28 are and 40 centiare. This security interest will be subordinated in ranking to the mortgage that has been granted by the Purchaser to ING Bank N.V. in order to finance the acquisition of the ground lease as described in this clause. This clause
      5.3 has been agreed upon between the Parties on the condition precedent that ING Bank N.V. approves the granting by the Purchaser of the above-mentioned second right of mortgage. In the event that the Purchaser has not granted the above-mentioned second right of mortgage for the benefit of the Seller within one month after the Closing Date, the Purchase Price and the Additional Amount shall be immediately due and payable by the Purchaser to the Seller, unless the Purchaser obtains written consent from the Seller for such delay. In the event that the Purchaser is desirous to sell the ground lease as described in this clause to any third party, the Seller shall release the Purchaser for the above-mentioned second right of mortgage, unless the Purchaser has not fulfilled its payment obligations pursuant to clause 3.1 through clause
      3.4 of this Agreement.

Clause 6 - Determination of the Closing Balance Sheet

6.1   The Parties have drawn up the Preliminary Balance Sheet as specified in
      Schedule 11. The Preliminary Balance Sheet has been drawn up in accordance with Dutch GAAP and as consistent with the policies and conventions applied by the Seller in the financial year 2001. Both Parties have signed the Preliminary Balance Sheet for approval. The Purchaser shall draw up the Closing Balance Sheet. The Closing Balance Sheet will be the balance sheet as at the Effective Date. The Closing Balance Sheet will be delivered to the Seller not later than 31 July 2002, and will be drawn up in accordance with Dutch GAAP and as consistent with the policies and conventions applied by the Seller in the financial year 2001.

6.2 After delivery of the Closing Balance Sheet to the Seller, the Seller may audit the Closing Balance Sheet for a period of fifteen days. The Purchaser shall fully cooperate with this audit, including the provision of all explanations and the delivery of any documents reasonably desired by the Seller. If the Seller gives notice of its non-approval of the Closing Balance Sheet within the said period of fifteen days, the Parties shall use their best efforts to reach an agreement with respect to the Closing Balance Sheet. If the Parties reach an agreement with respect to the desired adjustments in the Closing Balance Sheet, the adjusted Closing Balance Sheet shall replace the original Closing Balance Sheet that has been drawn up by the Purchaser.

6.3 If the Parties cannot reach an agreement with respect to the Closing Balance Sheet pursuant to the provisions of clause 6.2, each of the Parties shall be entitled to apply to the President of the Netherlands Institute of Registeraccountants (NIVRA) with the request to appoint an independent expert to settle the dispute regarding the Closing Balance Sheet. Any decision by the independent expert shall be incorporated in the Closing Balance Sheet, which shall then be deemed to be approved by the Seller and the Purchaser. The expert's costs shall be shared equally between the Parties, unless the expert decides otherwise, whether at the request of one of the Parties or on his own initiative.

Clause 7 - Obligations of the Seller

7.1 The Seller shall change its address so that it is no longer registered at the address Zernikedreef 6, 2333 CL, Leiden, the Netherlands, as soon as possible and by no later than three months after the Closing Date.

7.2 the Seller procures that its sole shareholder, HC Implants B.V., shall discharge Gerard Anton Kok in respect of the fulfillment of his tasks as managing director of the Seller until the Closing Date.

Clause 8 - Obligations of the Purchaser

8.1 Prior to, or ultimately on the Closing Date, Gerard Anton Kok shall deliver a letter to the Seller in which he:

      (a) resigns as member of the management board of the Seller on the Closing Date prior to the signing of this Agreement;

      (b) states that he will waive any claims that he will have in the future in connection with the performance of his duties as managing director of the Seller.

      A copy of this letter is attached to this Agreement as Schedule 17.

8.2   The Purchaser will use its best efforts to:

      (a) cooperate with the Seller and any of the other Group Companies to make available on a timely basis whatever records and/or assistance that may be necessary to file any application for tax return for the benefit of the Seller for the years 2001 and 2002 with the tax authorities, and

      (b) cooperate with the Seller and any of the other Group Companies to make available on a timely basis whatever records and/or assistance that may be necessary to file the annual accounts or any other report that has to be filed by the Seller pursuant to the laws of the Netherlands for the years 2001 and 2002.

Clause 9 - Notices

Any notice required to be delivered to the Parties pursuant to this Agreement shall be in writing and sent by regular mail and telefax to the addresses set forth below:

To the Purchaser:
Name                           CAM Acquisition B.V
Address                        Zernikedreef 6, 2333 CL, Leiden, the Netherlands
For the attention of           Gerard Anton Kok
Telephone/telefax              +31 71 524 06 24/+31 71 524 06 96

To the Seller
Name:                          Osteotech, Inc.
Address                        51 James Way, Eatontown, New Jersey, 07724,
                               United States of America
For the attention of           Michael John Jeffries
Telephone / telefax            +1 732 544 6205/+1 732 935 0626

or to such other address or representative as a Party may notify the other Party of in the manner set forth above. A copy of every notice shall be sent at the same time to the fax number of the other Party. A statement which does not comply with this clause shall have no effect. This clause shall also apply to notices given in connection with agreements which are connected with this Agreement, unless the relevant agreement expressly provides otherwise.

Clause 10 - Confidentiality and non-competition

10.1 The Seller undertakes that none of the Group Companies shall provide to any third party any information that has come to its knowledge regarding:
      (i) the Business, or (ii) the Purchaser, or (iii) any of the Purchaser's subsidiaries or participations, or (iv) the rights and obligations arising from the Contracts as specified in Schedule 6, of which the Seller knows or should have known that it is of a confidential nature, unless the Seller is allowed to do so pursuant to the Security Agreements as specified in Schedule 10, or is required to do so by law or the regulations of the SEC or by any applicable stock exchange regulation.

10.2 None of the Parties shall, without the prior written consent of the other Party, inform any person about the contents of this Agreement or any of the transactions effectuated pursuant to this Agreement, unless any of the Parties is required to do so by law or the regulations of the SEC or by any applicable stock exchange regulation.

10.3 All publicity with respect to this Agreement, internally as well as externally, shall be agreed upon between the Parties, with respect to the contents as well as with regard to the form and the time of the publication, unless any of the Parties is required by law or the regulations of the SEC or by any applicable stock exchange regulation to do such publication(s).

10.4 Unless a Material Event of Default has occurred, the Seller undertakes that none of the Group Companies shall, without the prior written consent of the Purchaser, for a period of five years after the Closing Date in any region of the world, either directly or indirectly:

      (a) conduct an enterprise, in whatever form, equal or comparable to that of the Business at the Closing Date excluding the development, production, marketing, sale and distribution of human tissue material or products containing human tissue material, also if mixed with any bio-materials;

      (b) have a financial interest in such an enterprise, in whatever form, or have a share or other interests in it, whether potential or not, with the exception of shares in a company listed on the stock exchange not exceeding a percentage of [ten] percent;

      (c) aid or assist such an enterprise in whatever form, with or without compensation;

      (d) engage or procure third parties to engage in any form of commercial or other activities, equal or comparable to those of the Business at the Closing Date.

Clause 11 - Miscellaneous

11.1 The Purchaser agrees for a period of 3 years, to sell under normal business conditions, and if available in the ordinary course of business, to the Seller, at its request, calcium phosphate and calcium phosphate products at prices no less favourable then the best price offered to comparable customers of the Purchaser for such quantities.

11.2 Within one month after the Closing Date, the Seller shall change its articles of association and rename the company in order to delete the words "CAM IMPLANTS", or dissolve the company. After signing of the Agreement, the Group Companies shall in any event no longer be authorised to use the trade name "CAM IMPLANTS". As of the Closing Date the Purchaser will be authorised to use the trade name "CAM IMPLANTS".

11.3 This Agreement contains the entire Agreement between the Parties with respect to the sale and purchase of the Assets and Liabilities and this Agreement supersedes all earlier agreements, either verbally or in writing, between the Parties.

11.4 The Schedules to this Agreement form an integral part of this Agreement. Any references to this Agreement include a reference to the aforesaid Schedules and vice versa.

11.5  This Agreement can only be amended by a written agreement of the Parties.

11.6 At the request of the Purchaser, the Seller shall sign all documents and execute all other instruments and undertake and perform all acts necessary for the fulfilment of its obligations arising from this Agreement.

11.7 Each of the Parties shall bear its own costs and expenses made or incurred with respect to this Agreement.

11.8 If any provision of this Agreement should be invalid or in any other way unenforceable, such provision shall be ineffective only to the extent of such unenforceability or invalidity and shall in no way affect the enforceability or validity of the remainder of such provision nor of the other provisions of this Agreement. In such event the Parties shall after mutual consultation amend such provision insofar as necessary and replace the provision that is invalid or unenforceable by a provision that resembles the invalid or unenforceable provision as closely as possible.

11.9 The Parties explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this Agreement after the Closing Date, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Parties also explicitly waive their right to invoke section 258 of book 6 BW after the Closing Date.

11.10 The Seller may transfer its rights and obligations jointly under this Agreement, to one of its subsidiaries or participations and/or procure that one of its subsidiaries or participations substitute(s) the Seller as a Party to this Agreement.

11.11 This Agreement and the rights and obligations arising from it shall be governed by and construed in accordance with the laws of the Netherlands.

11.12 All disputes arising out of or in connection with this Agreement and/or any agreement arising out of the same, shall -- unless any imperative rule of law dictates otherwise -- be settled with the exclusion of all other judicial authorities by the (President of the) District Court in Amsterdam, without prejudice to the right of appeal and that of appeal to the Supreme Court.

THUS AGREED AND EXECUTED IN TWO ORIGINAL COPIES IN AMSTERDAM ON 10 JULY 2002:


--------------------------------         -------------------------------
CAM IMPLANTS B.V.                        CAM Acquisition B.V.

by: Michael John Jeffries                on behalf of G.A. Kok Beheer B.V.

title: Director                          by: Gerard Anton Kok

                                         title: Director of G.A. Kok Beheer B.V.

SCHEDULE 1 - EQUIPMENT

             Date Acquired                   Description
             -------------                   -----------

             Computers

             01-07-88                        Zenith Computer
             01-01-89                        Computer
             01-03-89                        Printer
             01-05-89                        Computer software
             10-01-91                        Laser Computer AT3
             27-04-92                        Mega Shitec Comp
             12-01-93                        Amstrad
             15-10-91                        Label printer
             20-02-92                        Harvard Graphics
             21-02-92                        Icon 386-40Mhz
             18-01-93                        HP Laserjet printer
             05-05-94                        Compac
             26-08-94                        Compac
             17-02-95                        Compac
             01-07-88                        Laser XT Computer
             01-07-88                        Laser AT Computer
             01-07-88                        Software
             01-07-88                        Laser Printer
             01-09-89                        Brunet software
             11-01-90                        Nec Pinwriter P6+
             07-07-91                        Comp+Print+Software
             10-03-92                        Laser Comp. 386 SXE
             16-06-92                        Icon Computer
             12-08-92                        Monitor+Keybord
             01-09-92                        Nec Pinwriter P7
             29-10-92                        Amstrad Computer
             20-01-93                        HP LaserJet printer
             19-05-93                        Compaq Deskpro
             08-09-93                        Compac
             01-12-93                        Compac
             02-03-94                        Compac Deskpro 386S
             17-06-94                        MS Works+Windows
             09-08-94                        Lantastic Netwerk
             05-08-94                        Compac
             29-08-94                        Grote Beer Netwerk
             10-09-94                        ATS/Lantastic
             06-09-94                        lnmac/Dataperfect
             06-09-94                        ATS/Articom Software
             03-01-95                        ATS/Server+toebeh.
             17-02-95                        ATS/2xCompac
             17-03-95                        Inmac/Epson printer

             Date Acquired                 Description
             -------------                 -----------

             Computers (continued)

             10-05-95                      Etherlink+Adapter
             19-05-95                      Adv.Ethernet 12 port
             19-05-95                      Compaq k1. monitor
             31-05-95                      10 users lantastic
             08-08-95                      Etherlink III
             03-05-96                      Update Eticad
             11-07-91                      Laser Computer
             06-12-90                      Printer
             01-01-89                      Computer
             11-02-91                      Computer LT3230
             30-01-92                      Printer
             23-11-92                      Memo Pocket
             08-01-93                      Amstrad
             26-02-93                      Mini Tower
             29-04-94                      Compaq
             16-05-95                      Brother Laserprinter
             07-07-95                      Assy.Interface Dual
             01-05-88                      Computer+ Printer
             01-05-93                      ATS/Compaq+Monitor
             17-09-93                      INMAC/Epson printer
             12-11-93                      ATS/Compaq+Monitor
             31-08-94                      lnmac/Laserprinter
             24-01-95                      Computer Lok + softw
             30-01-95                      Computer Kl.Kast
             01-05-95                      Compac computer
             09-05-95                      ATS/Computers
             19-05-95                      Batterijvoeder
             03-09-95                      3 Pentiums
             03-03-96                      Gateway comp.(WD)
             02-05-96                      Scanjet+Laserjets
             28-05-96                      Multipay
             31-03-96                      PS/Ross/Nw system
             07-08-96                      Statgraphics plus
             03-03-97                      Printer G.N.
             17-04-97                      Matlab
             23-04-97                      Backup-systeem
             12-09-97                      CD-Rom software
             01-07-97                      Laptop G.N.
             20-10-97                      Prened apparatuur
             29-05-98                      Business Objects
             22-06-98                      Laserjet HP

             Date Acquired                 Description
             -------------                 -----------

             Computers (continued)

             17-07-98                      Gateway computers
             28-09-98                      App.+Progr.+Oracle
             05-10-98                      Aansl.Kleurenprinter
             16-10-98                      Datamonitor/CD-roms
             17-11-98                      Ross/Apparatuur+Prog
             11-12-98                      Wingate Pro 10
             06-07-99                      NTS/Printers
             03-08-99                      Gateway/Computers
             09-09-99                      OASIS/Software
             28-09-99                      Ross/Uitbreiding
             30-09-99                      Speed CD-Writer
             28-10-99                      Laptop
             31-12-99                      MS Office
             26-01-00                      Notebook
             01-02-00                      Gateway Computers
             29-02-00                      Faxmodem
             10-03-00                      Cartridges
             14-03-00                      Software Labelpr.
             24-03-00                      Matlab software
             27-03-00                      Upgrade Markets
             28-04-00                      Eprom Software
             18-01-01                      Digitale camera
             23-05-01                      Gateway / 2 computers
             05-07-01                      Epson EMP projector
             11-07-01                      Demo model Genesis Il
             28-09-01                      Alphaserver 9.1 GB
             17-10-01                      Dell / computer dim 100
             18-12-01                      Autocad 2002
             23-01-02                      Latitude Pentium L400

             Date Acquired                 Description
             -------------                 -----------

             Office Equipment

             15-07-87                      Kantoren
             01-07-88                      Fax/Kopieer/div.
             01-01-89                      Meubelen
             01-02-89                      Meubelen
             01-02-89                      Meubelen
             01-03-89                      Meubelen
             01-04-89                      Inventaris
             01-04-89                      Meubelen
             01-07-89                      Meubelen
             01-09-89                      Recorder+Bijbehoren

          Date Acquired                   Description
          -------------                   -----------

          Office Equipment (Continued)

          06-03-90                        Vox 3200 (PTT)
          23-08-90                        Recorder DR4500
          31-12-90                        Beveiligingsinstall.
          22-02-91                        Lanier Telefax
          11-03-91                        Handpallettruck
          15-04-91                        2Werkbanken
          24-06-91                        Bureaus+stoelen
          08-01-92                        Overhead Projector
          29-01-92                        Tijdklok+kaartenbak
          06-04-92                        Kast + Oblique
          16-04-92                        Tafels
          26-06-92                        Stoelen+Kasten
          29-06-92                        Pocket memo
          16-07-92                        Projektor
          17-07-92                        Videorecorder
          28-07-92                        Koffiemachine
          28-07-92                        Tweedeurskast
          31-07-92                        Koelkast
          21-08-92                        Tweedeurskast
          23-11-92                        20Werkplekken
          11-01-93                        Oki Telefax
          13-01-93                        Diaprojektor
          25-01-93                        Private binder
          29-01-93                        Kast+Legbord
          29-01-93                        Stoelen+Tafels
          09-02-93                        Kantoorkast
          15-03-93                        Grijze kast
          25-03-93                        Televisie
          14-01-94                        Fax-modem
          18-03-94                        Kast+Legborden
          15-04-94                        2 Kantoorkasten
          11-05-94                        Ladenkast+slot
          03-06-94                        Werkplaatskasten
          12-08-94                        Papiervernietiger
          29-08-94                        Archiefstellingen
          28-09-94                        Stellingen
          12-10-94                        Werkplaatskasten
          18-11-94                        Kast Techn.Dienst
          11-01-95                        Kast+Hang/Legborden
          17-02-95                        Kasten + inhoud
          30-03-95                        Overtieadprojector
          01-05-95                        Vergaderruimte
          27-06-95                        Modem

          Date Acquired                   Description
          -------------                   -----------

          Office Equipment (Continued)

          27-07-95                        Koelkast
          20-02-96                        Overtoom/Kasten
          14-03-96                        Wilhelm/Kasten
          20-03-96                        Werkplaats Hal boven
          13-05-96                        Faxapp.+Toner
          08-11-96                        Okifax-apparaat
          01-10-88                        Meubelen
          20-03-90                        Paktafel
          10-01-94                        Verduist. gordijn
          17-11-94                        Stelling + Kast P.H.
          29-03-95                        Kast+Legborden
          25-04-95                        Vergaderruimtemeub.
          17-08-95                        Stoelen Lab.
          18-09-95                        Werkdraaistoelen
          30-09-95                        Diaprojector
          08-01-96                        Powerpoint (HB)
          22-01-96                        Transword woordboek
          13-02-96                        Nilfisk Stofzuiger
          20-02-96                        Overtoom/Kasten
          20-02-96                        Pathworks 5.1
          05-03-96                        Bureaustoel (LB)
          14-03-96                        Wilhelm/Kasten
          20-03-96                        Werkplaats Hal boven
          19-06-96                        Ladenkastjes
          27-08-96                        Vrieskast
          27-03-97                        Serverkast
          17-04-97                        Papiervernietigers
          24-04-97                        Basisstellingen
          08-07-97                        Dweilautomaat
          20-08-97                        Rekenmachines
          20-11-97                        Kast+Legborden
          29-01-98                        Burodraaistoelen
          30-01-98                        Tweedeurskast
          16-02-98                        Stofzuiger
          16-02-98                        2 Bureau's
          11-06-98                        Koelkast+Kasten
          28-05-99                        Brandblussers
          05-10-99                        Stansmes
          30-11-99                        Kantoor G.Kok
          31-12-99                        Multifunct.Koffer
          26-01-00                        Schoonmaakequipment
          29-02-00                        Mixers R&D
          23-03-00                        Draaistoel
          30-06-00                        Vaatwasser

          Date Acquired                   Description
          -------------                   -----------

          Office Equipment (Continued)

          31-08-00                        Bureau Werkruimte
          12-04-01                        Voetbaltafel
          20-07-01                        Archiefkast de Raat
          31-12-01                        overname vanuit APS
          03-01-02                        Koelkast kantineruimte
          18-01-02                        Inventaris sales

          Date Acquired                   Description
          -------------                   -----------

          Production/Lab Equipment

          01-03-88                        Drilmolen
          01-03-89                        Furnace
          01-06-89                        Weegschaal
          01-06-89                        Furnace
          01-04-89                        Powder Mill
          01-11-89                        Electric Furnace
          04-01-90                        Primixer
          08-01-90                        Wheel With Nut
          08-01-90                        Rotary Mobil Minor
          23-01-90                        Primixer
          05-03-90                        Membraampomp
          15-03-90                        Electr.Hydraul.Pers
          16-03-90                        Persmal
          01-05-90                        Alsint Kroezen
          25-07-90                        Naber Electr.Furnace
          04-10-90                        Membraampomp
          17-10-90                        Membraampomp
          16-11-90                        Slangenpomp
          23-11-90                        Filters Irac-24
          21-01-91                        Alsint Kroezen
          31-01-91                        Dubbel Thermokoppel
          01-02-91                        Plunjer voor Persmal
          08-02-91                        Primixer
          12-02-91                        Membraampomp
          19-02-91                        Aluminium Kroezen
          01-03-91                        Compressor+Dryer
          31-03-91                        Spray Dryer
          12-04-91                        Desktop X-Ray
          10-06-91                        Thermokoppels
          09-10-91                        Slangpompaandrijving
          25-10-91                        2 Primixers
          05-11-91                        2 Alsint Schalen
          07-12-91                        Mengapparaat

           Date Acquired                   Description
           -------------                   -----------

           Production/Lab Equipment
                         (Continued)

           07-01-92                        X-Ray Tube
           16-01-92                        Bovenplunjer
           04-05-92                        Heating Elements
           17-06-92                        Dubbelmembraanpomp
           23-06-92                        Granulaatdroger
           01-07-92                        Thermowell,-Koppel
           13-07-92                        Pellmix PL 1/8
           11-09-92                        Atomizing Nozzle
           21-09-92                        Primixer
           02-10-92                        Persmal
           09-11-92                        Kip recorder
           26-11-92                        Atomizer Wheel
           23-02-93                        Afzuigkappen
           21-03-94                        Objectief
           21-03-94                        Meetprojector
           06-06-94                        Datalogger
           20-12-94                        Uitbr.Sproeidroger
           09-10-97                        Technex/trekdrukbank
           31-10-97                        Visser/Granulaatmete
           24-02-98                        Alsint kroezen
           05-10-98                        Element Sinteroven
           06-11-98                        Trekdrukbank
           17-11-98                        Poederfilters
           18-08-99                        Revisie Sproeidroger
           27-08-99                        Filterkaarsen
           27-10-99                        Sinteroven revisie
           10-11-99                        Trekdrukbank
           02-12-99                        Alsint kroezen
           19-01-00                        Powder Cartridge
           31-01-00                        Powder Feed Assembly
           02-03-00                        Zeefmachine
           22-03-00                        Microwave processor
           21-09-00                        Filters
           01-01-87                        Roughnessmeter
           01-02-89                        Blaster
           20-02-91                        Blaster
           08-07-92                        Meetsonde
           15-12-94                        Blaster
           21-04-98                        Blaster
           01-07-86                        Plasma Unit
           01-10-87                        Turntable
           01-08-89                        Transformator

           Date Acquired                   Description
           -------------                   -----------

           Production/Lab Equipment
                         (Continued)

           23-01-90                        Kneefixtures
           09-03-90                        Tibial Kneefixtures
           14-02-90                        Powder Feed Unit
           24-08-90                        Stikstofinstallatie
           25-09-90                        Minitest 2000+Probe
           22-01-91                        Cup Fixtures
           31-03-91                        Plasma Gun
           16-09-91                        Hopper Assembly
           11-10-91                        Afzuigkast vd Robot
           11-11-91                        1 RVS Fixture
           31-12-91                        Fixtures
           19-12-91                        13 Fixtures
           09-01-92                        Permascope+Probe
           01-02-92                        Robotarm
           07-02-92                        8 Fixtures
           01-01-93                        Procesbank+Lab.tafel
           01-01-93                        Turntabel
           23-02-93                        Magnet. schakelaar
           26-04-94                        Koudwatermachine
           07-06-94                        Lasapparaat
           12-10-94                        Hipfixtures
           12-10-94                        Draaibank
           31-10-94                        Div. Fixtures
           31-12-94                        2 Amplifiers
           11-01-95                        Div. Fixtures
           24-04-95                        Plasma Spray Gun
           09-05-95                        Plasma Spray Gun
           17-08-95                        Power supply unit
           28-12-95                        Waterpomp
           08-04-97                        Revisie Gun
           29-05-97                        Houder Plasma Gun
           21-07-97                        Gun water ch.head
           31-08-97                        New Robot
           07-01-98                        Fixtures
           07-07-98                        AC-Regler IRT 1410
           07-08-98                        Water pomp
           26-08-98                        Air-pomp
           31-10-98                        Waterpomp
           21-01-99                        Fixtures
           29-04-99                        RVS Frames
           01-08-99                        Revisie Robot
           02-08-99                        Div.Fixtures
           13-12-99                        Div.Assembly's

           Date Acquired                   Description
           -------------                   -----------

           Production/Lab Equipment
                         (Continued)

           14-03-00                        Div.Nozzles
           20-03-00                        Div.Fixtures
           10-04-00                        Fixture
           13-04-00                        Coatingassen
           28-04-00                        Draaicilinder
           13-06-00                        Fixtures
           10-07-00                        Div.Nozzles
           25-08-00                        Gun Water Chan.Head
           01-11-89                        Ultrasonic Cleaner
           15-05-90                        Reinigingsapparaat
           24-06-91                        2 Sets Sealmallen
           31-05-91                        Spraytank + wagen
           16-04-91                        Sealmachine
           22-10-91                        Sealapparaat
           01-03-91                        Schrijvende meter
           07-02-91                        3Ultrareinigers
           12-04-91                        Clean Room div.
           13-02-92                        Sealmaster Magneta
           24-04-92                        Ultrasone Rein.Bad
           15-12-93                        Niro nylon filter
           10-02-93                        Vacuum Oven
           03-02-94                        Elfa/Reserve pomp
           19-07-99                        Ultrasonic Cleaner
           24-11-99                        RVS Frames
           01-07-88                        Compressor
           01-09-89                        Design Cube
           07-02-91                        Transformator T.380
           19-09-91                        Water Cool Assembly
           28-04-92                        Meetgereedschap
           22-06-92                        Micretain Filter
           24-06-92                        Beschermkappen
           10-11-92                        Droger/Compressor
           31-12-92                        Control Unit
           01-06-93                        Co2 blussers
           28-03-95                        Ovenonderdelen
           22-08-95                        Stansvormen Tape
           03-01-97                        Linn Element
           30-06-97                        Frequentieregelaar
           01-09-97                        Vacuum-cleaner
           25-02-98                        Hunter/Tumbler
           10-09-98                        Robot disc drive
           31-01-99                        Ampere meter
           09-03-99                        Oven XL124

           Date Acquired                   Description
           -------------                   -----------

           Production/Lab Equipment
                         (Continued)

           15-10-99                        Boor-Freesmachine
           10-11-99                        Display 300-plus
           24-11-99                        Statische menger
           23-03-00                        Opbergbakken
           04-05-00                        Boohr Albrecht
           08-06-00                        Verwarmingselementen
           31-08-00                        Ineste Ovenparts
           15-02-91                        Microscoop
           16-05-91                        Sealbalk
           22-08-95                        Testostor
           01-07-88                        Installation Lab.
           01-01-90                        Transformator
           09-03-90                        Nat Doorslijpmachine
           12-06-90                        Weegschaal
           10-09-90                        Standard V-Kast
           06-02-91                        Electric Furnace
           19-03-91                        Alum. Oxyde Kroezen
           31-03-92                        Polijstmachine
           07-07-92                        Luftstrahlsieb
           02-02-93                        Laboratoriummeubels
           18-07-94                        Airb. Part. Counter
           30-06-94                        Metco waterpomp
           22-08-94                        ARO Test-a-pack
           03-03-95                        Plasma waterzuiver.
           04-05-95                        Gloeischaal
           17-05-95                        Zeefmachine
           01-09-95                        Temperatuur Calibr.
           23-09-96                        Microscoop
           31-01-97                        Bovenweger
           30-07-97                        Linn Elements
           31-07-97                        Interface Balance
           26-08-97                        Linn Elements
           29-10-97                        2xPLGEL Kolommen
           11-11-97                        Vleugelrandsonde M/S
           21-11-97                        Jumbo regelaar
           12-12-97                        Alum. Oxide Plaat
           31-12-97                        Meetapp.Granulaat
           28-01-98                        Druksonde
           31-03-98                        Kogelset Convatec
           02-12-99                        Digital Viscometer
           31-01-00                        X-Raylube
           01-03-00                        Digitale Camera
           26-06-00                        Linn Element

           Date Acquired                   Description
           -------------                   -----------

           Production/Lab Equipment
                         (Continued)

           17-10-00                        afvalcontainers
           17-10-00                        algemeen december2000
           15-09-00                        Donaldson Torit
           30-10-00                        Electrische oven
           05-12-00                        Ruwheidsmeter
           29-12-00                        Diaphragm pomp
           23-01-01                        Statische menger
           26-01-01                        Glascentrale
           04-02-01                        Donaldson Torit
           12-03-01                        Sulzer / vibrator assy
           29-03-01                        Rep. RD-installatie
           30-03-01                        CTA water pomp
           20-04-01                        Alkemade / diverse platen
           27-04-01                        Vacuum pomp
           23-05-01                        Elect. aangedreven trilgoot
           11-06-01                        Zeefschudmachine
           01-06-01                        Blokkenpers
           07-08-01                        Microscoop adapter
           17-08-01                        Koelerblok
           19-09-01                        Vacuum standaard
           12-10-01                        Technex krachtopnemer
           03-04-01                        Vibrator Assy
           29-03-01                        Sealmallen
           11-05-01                        Koelerblok
           20-12-01                        Breekmolen
           31-12-01                        Inventans CAM/APS
           17-04-02                        Snijstaal Sinteroven
           08/02/02                        Thickness meter Titanium

The above includes all Equipment of the Seller as of March 31, 2002 as reflected in the Preliminary Balance Sheet with a net book value of ***.

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

SCHEDULE 2 - STOCK

            Stock as of March 31, 2002:

               Raw Materials                     ***
               Finished Goods                    ***
               Total
----------
******Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

SCHEDULE 3 - INTELLECTUAL PROPERTY RIGHTS

1. The product names, including all their registrations and pending applications, "CAMCERAM" and "TAM".

2. The company name "CAM Implants BV.", including its registration certificate at the "Benelux Merkenbureau" (CAM document nr. 23)

3. The CE registration for "CAMCERAM", consisting of certificates G1 01 06 43847 001 and G7 00 12 20268 005

4.    THE ISO 9001-1994/EN 46001:1093 certificate Q1Z 00 01 20268 004

5.    The FDA Master File 298

6. The registration of the existing internet domain www.camimplants.nl and all rights and obligations adhering to it.

SCHEDULE 4 - RECEIVABLES

Customer Number                                Customer Name
---------------                                -------------

***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***

The above includes all customers of the Seller as of March 31, 2002 whom owe the Seller for services performed or product delivered as reflected in the Preliminary Balance Sheet in the aggregrate amount, net of allowances, of ***.

All amounts due from any other Group Company as detailed on the Preliminary Balance Sheet are expressly excluded from this Agreement and will not be sold or transferred by the Seller to the Purchaser.

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                               45: CAM Implants BV
                          Aged Debt Report by Due Date
                          Division: 45 CAM Implants BV.
                      in Base Currency: EUR: Euro Currency

                      Total         1-Jun-2002 to         1-May to       1-Apr to       1-Mar to           Before           In
                   Outstanding       9-JUL-2002         31-May 2002    30-Apr 2002      31-Mar 20        28-Feb 2002      Dispute
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***

TOTAL for
Currency: EUR      ***                                          ***            ***            ***               ***              ***

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

SCHEDULE 5 - PERMITS

1.    Oprichtingsvergunning nr.18616/92 d.d. 26 maart 1993

2.    Uitbreidingsvergunning nr. 18841/94 d.d.2 dec 1994

3.    Artikel 8.19 melding nr.22172/96 d.d.12 nov 1996

4.    Uitbreidingsvergunning nr.20093/98 d.d.27 nov 1998

5.    Uitbreidingsvergunning nr.23008/98 d.d.29 jan 1999

6.    Artikel 8.19 melding nr.21506/99 d.d.27 nov 1999

7.    Definitieve beschikking nr.266/03 d.d. 12 april 2001

8.    I-linderwetvergunning + bijlagen (CAM document 100 and 101)

9.    Bouwvergunning (CAM document 295)

NOTE:

Items 1-9 all concern the construction of the office building at Zernikedreef 6 in Leiden. In the course of time, cleanroom extensions to the building have been made. Item 8, "Hinderwetvergunning", recognizes CAM's operations to comply with environmental regulations and as such allows CAM to operate its facility.

SCHEDULE 6 - THE RIGHTS AND OBLIGATIONS ARISING FROM THE CONTRACTS

CAM Nr                        Description                                Party

None          ***                                        ***
406           ***                                        ***
498           ***                                        ***
27            ***                                        ***
515           ***                                        ***
31            ***                                        ***
34            ***                                        ***
33            ***                                        ***
500           ***                                        ***
467           ***                                        ***
72            ***                                        ***
69            ***                                        ***
70            ***                                        ***
71            ***                                        ***
512           ***                                        ***
519           ***                                        ***
447           ***                                        ***
80            ***                                        ***
79            ***                                        ***
80            ***                                        ***
90            ***                                        ***
513           ***                                        ***
506           ***                                        ***
96            ***                                        ***
360           ***                                        ***
470           ***                                        ***
408           ***                                        ***
518           ***                                        ***
453           ***                                        ***
501           ***                                        ***
451           ***                                        ***
483           ***                                        ***
127           ***                                        ***
128           ***                                        ***
499           ***                                        ***

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

CAM Nr                        Description                                Party

412           ***                                        ***
156           ***                                        ***
516           ***                                        ***
352           ***                                        ***
497           ***                                        ***
339           ***                                        ***
184           ***                                        ***
464           ***                                        ***
211           ***                                        ***
212           ***                                        ***
213           ***                                        ***
223           ***                                        ***
453           ***                                        ***
224           ***                                        ***
246           ***                                        ***
247           ***                                        ***
478           ***                                        ***
445           ***                                        ***
257           ***                                        ***
459           ***                                        ***
493           ***                                        ***
462           ***                                        ***
511           ***                                        ***
268           ***                                        ***
487           ***                                        ***
288           ***                                        ***
472           ***                                        ***
290           ***                                        ***
291           ***                                        ***
526           ***                                        ***
446           ***                                        ***
None          ***                                        ***
None          ***                                        ***

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

SCHEDULE 7 - LIABILITIES ACCOUNTED FOR IN THE PRELIMINARY BALANCE SHEET

                                                                    As Of
                                                               March 3l, 2002
                                                               --------------

Accounts payable                                                    ***
Payroll taxes                                                       ***
Social security charges                                             ***
Holiday allowance                                                   ***
Year-end bonus allowance                                            ***
Accrued Insurance                                                   ***
Accrued legal fees                                                  ***
Accrued severance                                                   ***
Accrued accounting fees                                             ***
Accrued consulting fees                                             ***
Accrued other liabilities                                           ***
                                                                    ***

All amounts due to any other Group Company as detailed on the Preliminary Balance Sheet are expressly excluded from this Agreement and will not be sold or transferred by the Seller to the Purchaser. In addition, all income tax liabilities and related valuation reserves are expressly excluded from this Agreement and will not be sold or transferred by the Seller to the Purchaser.

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

SCHEDULE 8 - TERMS AND CONDITIONS OF EMPLOYMENT BY THE SELLER OF ALL EMPLOYEES

All amounts are in euros

--------------------------------------------------------------------------------------------------------

          NAME
---------------------------      DATE OF     MALE/                           ENGAGEMENT     GROSS SALARY
LAST                  FIRST       BIRTH     FEMALE         FUNCTION             DATE         PER MONTH
--------------------------------------------------------------------------------------------------------
AZIER                   M.         ***        ***     PROD.MEDEWERKER        04/01/1997          ***
--------------------------------------------------------------------------------------------------------
BOKHORST                R.         ***        ***     OPERATIONS MGR.        06/16/1989          ***
--------------------------------------------------------------------------------------------------------
CHARDONNENS             J.L.       ***        ***     PROD.MEDEWERKER        10/15/2001          ***
--------------------------------------------------------------------------------------------------------
COX                     A.G.       ***        ***     STUDENT (TEMP.)        11/01/2001          ***
--------------------------------------------------------------------------------------------------------
DOUIDI                  M.B.B.     ***        ***     PROD.MEDEWERKER        12/10/1997          ***
--------------------------------------------------------------------------------------------------------
DOUZ                    L.         ***        ***     PROD.MEDEWERKER        09/22/1999          ***
--------------------------------------------------------------------------------------------------------
DRIESSEN                A.A.       ***        ***     MANAGER R & D          04/26/1995          ***
--------------------------------------------------------------------------------------------------------
GROEN                   R.         ***        ***     TEAMLEIDER PROD.       09/13/1995          ***
--------------------------------------------------------------------------------------------------------
HILGERS                 Y.D.       ***        ***     PROD.MEDEWERKER        04/05/2002          ***
--------------------------------------------------------------------------------------------------------
HOEVEN TEN              C.         ***        ***     MARKETING MGR.         05/01/2001          ***
--------------------------------------------------------------------------------------------------------
HOOG DE                 M.         ***        ***     ASS.CUSTOM SERVICE     06/16/1999          ***
--------------------------------------------------------------------------------------------------------
JOHNSON                 P.A.       ***        ***     ANALIST                03/19/2001          ***
--------------------------------------------------------------------------------------------------------
KOK                     G.A.       ***        ***     GENERAL MANAGER        04/01/1998          ***
--------------------------------------------------------------------------------------------------------
KOOPMANS                P.R.       ***        ***     ENGINEER               04/01/1990          ***
--------------------------------------------------------------------------------------------------------
KRUIDHOF                R.S.       ***        ***     RECEPTION              06/01/2000          ***
--------------------------------------------------------------------------------------------------------
KUS                     F.         ***        ***     PROD.MEDEWERKER        04/17/2000          ***
--------------------------------------------------------------------------------------------------------
LALE                    S.         ***        ***     PROD. ANALIST          06/01/1992          ***
--------------------------------------------------------------------------------------------------------
LEER VAN-SCHLAGHECK     K.S.       ***        ***     CUSTOMER SERVICE       06/01/1993          ***
--------------------------------------------------------------------------------------------------------
MEI VAN DER             F.B.       ***        ***     PROD.MEDEWERKER        09/10/2001          ***
--------------------------------------------------------------------------------------------------------
NIEUWENHUIZEN           L.M.F.     ***        ***     PROD.MEDEWERKER        11/01/2001          ***
--------------------------------------------------------------------------------------------------------
OUSHOORN                P.J.       ***        ***     SYSTEM BEHEERDER       11/01/1988          ***
--------------------------------------------------------------------------------------------------------
ROBBERS                 E.G.P.     ***        ***     TEAMLEIDER PROD.       04/01/1995          ***
--------------------------------------------------------------------------------------------------------
SCHIE VAN               J.         ***        ***     R&D MEDEWERKER         05/01/2002          ***
--------------------------------------------------------------------------------------------------------
TAMIMI AL               A.         ***        ***     PROD.MEDEWERKER        10/01/2000          ***
--------------------------------------------------------------------------------------------------------
VIELE                   B.         ***        ***     PROD.MEDEWERKER        05/01/2000          ***
--------------------------------------------------------------------------------------------------------
VLIET                   M.         ***        ***     PROD.MEDEWERKER        04/02/2002          ***
--------------------------------------------------------------------------------------------------------
WIERS                   G.A.       ***        ***     Q&A MANAGER            01/01/2001          ***
--------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                          NET
          NAME                     GROSS                                                EXPENSE
---------------------------        SALARY        CODE      ZKV     GROSS       CAR         S        SUNDRY
LAST                  FIRST       PER YEAR       +++       PER    EXPENSES  (LESS NET)  TRAVEL       GROSS
-----------------------------------------------------------------------------------------------------------
AZIER                   M.          ***               A
-----------------------------------------------------------------------------------------------------------
BOKHORST                R.          ***         A-C-P-S     ***       ***        ***                   ***
-----------------------------------------------------------------------------------------------------------
CHARDONNENS             J.L.        ***               A                                   ***
-----------------------------------------------------------------------------------------------------------
COX                     A.G.        ***               A
-----------------------------------------------------------------------------------------------------------
DOUIDI                  M.B.B.      ***               A
-----------------------------------------------------------------------------------------------------------
DOUZ                    L.          ***               A
-----------------------------------------------------------------------------------------------------------
DRIESSEN                A.A.        ***               A     ***       ***        ***
-----------------------------------------------------------------------------------------------------------
GROEN                   R.          ***               A                                   ***
-----------------------------------------------------------------------------------------------------------
HILGERS                 Y.D.        ***               A
-----------------------------------------------------------------------------------------------------------
HOEVEN TEN              C.          ***         A-C-P-S     ***       ***        ***                   ***
-----------------------------------------------------------------------------------------------------------
HOOG DE                 M.          ***               A
-----------------------------------------------------------------------------------------------------------
JOHNSON                 P.A.        ***           A-P-S                                   ***
-----------------------------------------------------------------------------------------------------------
KOK                     G.A.        ***           C-P-S     ***                  ***
-----------------------------------------------------------------------------------------------------------
KOOPMANS                P.R.        ***           A-P-S     ***                           ***          ***
-----------------------------------------------------------------------------------------------------------
KRUIDHOF                R.S.        ***             A-S
-----------------------------------------------------------------------------------------------------------
KUS                     F.          ***             A-S
-----------------------------------------------------------------------------------------------------------
LALE                    S.          ***           A-P-S
-----------------------------------------------------------------------------------------------------------
LEER VAN-SCHLAGHECK     K.S.        ***               A
-----------------------------------------------------------------------------------------------------------
MEI VAN DER             F.B.        ***               A
-----------------------------------------------------------------------------------------------------------
NIEUWENHUIZEN           L.M.F.      ***               A                                   ***
-----------------------------------------------------------------------------------------------------------
OUSHOORN                P.J.        ***           A-P-S     ***                                        ***
-----------------------------------------------------------------------------------------------------------
ROBBERS                 E.G.P.      ***               A
-----------------------------------------------------------------------------------------------------------
SCHIE VAN               J.          ***               A
-----------------------------------------------------------------------------------------------------------
TAMIMI AL               A.          ***               A                                   ***
-----------------------------------------------------------------------------------------------------------
VIELE                   B.          ***               A
-----------------------------------------------------------------------------------------------------------
VLIET                   M.          ***               A
-----------------------------------------------------------------------------------------------------------
WIERS                   G.A.        ***           A-P-S     ***       ***                 ***
-----------------------------------------------------------------------------------------------------------

+++   GENERAL AND CODES:

ALL EMPLOYEES PAY PENSIONPREMIUM (50%) AND "WAD-GAT" INSURANCE (50%)

A = INCLUDING HOLIDAY ALLOWANCE (8%) AND 13E MONTH

C = COMPANY CAR

P = PREMIESPAAR

S = SPAARLOON

PARTIMERS:

COX                             30% FTE
HOOG DE                         70% FTE
KRUDHOF                         75% FTE
LEER VAN-SCHLAGHECK             60% FTE

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                                                   Exhibit 10.59

SCHEDULE 9 - DEED OF ASSIGNMENT

This Deed is made and entered into by and between the following Parties:

1. CAM IMPLANTS B.V., a company duly organized and existing under the laws of the Netherlands, having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, duly represented by Michael John Jeffries, hereinafter referred to as the "Assignor";

and

2. CAM ACQUISITION B.V., a company duly organized and existing under the laws of the Netherlands, having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, duly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V., hereinafter referred to as the "Assignee";

WHEREAS:

- Assignor is the proprietor of copyrights, database rights, designs, internet domain names, licensee rights, patents, trademarks, tradenames and/or trade secrets, along with any and all income, royalties, damages and payments at any time due or payable to Assignor with respect thereto, including without limitation damages and payments for past or future infringements or misappropriations thereof, in any state or country, (hereinafter the "IP Rights"). The IP Rights include, but are not limited to, the rights and/or items as set forth in Annex I;

- Assignor is the proprietor of any and all rights in the registrations as set forth in Annex II (hereinafter the "Registration Rights" and together with the IP Rights jointly referred to as the "Rights")

- The Assignee has entered into an Asset Purchase Agreement with Assignor in connection with which the Assignee is entitled to obtain any and all rights, title and interest in the Rights;

NOW THEREFORE, in consideration of the mutual covenants, promises and undertakings set forth herein, the Parties hereby agree as follows:

Transfer and assignment

1. The Assignor hereby assigns and transfers to the Assignee any and all rights, title and interest in the Rights, free and unencumbered. Assignee hereby accepts such rights, title and interest in the Rights.

2. The Assignee acquires the Rights from the Assignor for a total consideration of EUR 1,-.

3 The Assignor shall make, do or execute all documents, acts, matters or writings which the Assignee deems necessary or desirable to give full effect to the provisions of this Deed.

                                                                        10/07/02

      For that purpose this Deed or extracts thereof may be registered with the relevant registration office(s).

      For the event that for any part of any of the IP Rights this Deed would not fully constitute full transfer and assignment of any and all rights, title and interest and additional requirements would apply to that effect, the Assignor hereby grants to Assignee, and Assignee hereby accepts, the unlimited, worldwide, perpetual, royalty-free exclusive license to use and exploit such IP Rights as of the date of undersigning this Deed until any and all such additional requirements for full transfer and assignment have been executed and effectuated.

      Miscellaneous

4. The Assignor warrants that it is the owner of the Rights and that third parties do not have any direct or indirect rights, titles or interests in the Rights or in relation thereto.

5. The Assignor states to its best knowledge that it is not aware of any wrongful use by any third party of the Rights and the Assignor furthermore states that to its best knowledge the Rights are not infringing any rights of third parties.

6. The Assignor shall render to the Assignee, at the Assignee's first request, any reasonable assistance which the Assignee deems necessary or desirable to defend or prosecute any of the Rights, provided that any and all reasonable costs and expenses of the Assignor shall be reimbursed by the Assignee.

7. This Deed shall in all respects be exclusively governed by and deemed to have been construed in accordance with the laws of the Netherlands.

8. Any dispute or claim arising out of or in connection with this Deed shall be referred to and exclusively and finally settled by the competent court in The Hague, the Netherlands.

This Deed has been signed in two original copies on 10 July 2002.


--------------------------------        ----------------------------------------
CAM IMPLANTS B.V.                       CAM Acquisition B.V.

by: Michael John Jeffries               on behalf of G.A. Kok Beheer B.V.

title: Director                         by: Gerard Anton Kok

                                        title: Director of G.A. Kok Beheer B.V.

                                                                        10/07/02

ANNEX I

1. The product names, including all their registrations and pending applications, "CAMCERAM" and "TAM".

2. The company name "CAM Implants B.V.", including its registration certificate at the "Benelux Merkenbureau" (CAM document nr. 23).

ANNEX II

1. The CE registration for "CAMCERAM", consisting of certificates G1 01 06 43847 001 and G7 00 12 20268 005.

2     THE ISO 9001-1994/ EN 46001:1093 certificate Q1Z 00 01 20268 004.

3.    The FDA Master File 298.

4. The registration of the existing internet domain www.camimplants.nl and all rights and obligations adhering to it.

                                                           Stibbe Draft 10/07/02

SCHEDULE 10 - DEED OF PLEDGE OF EQUIPMENT

This deed is entered into on the 10th day of July 2002

BETWEEN

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property for the benefit of the Pledgee;

NOW THEREFORE the parties hereto have agreed as follows:

1.    Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions shall have the following meaning:

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement.

      "Goods" means all of the Pledgor's present and future machinery, equipment and inventory, including without limitations, fittings, furnishings, office equipment, automobiles and other rolling assets, as well as goods/movables forming part thereof or appurtenant thereto, all in the broadest sense of the word.


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                                                           Stibbe Draft 10/07/02

      "Event of Default" has the meaning as defined in clause 7 of this deed of pledge.

2.    Pledge

2.1 As security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges to the Pledgee, whether or not in advance, all its Goods regardless of their condition and location, which pledge the Pledgee hereby accepts.

2.2 The Pledgee is entitled, at its discretion, to have this deed registered or to have the right of pledge recorded in a notarial deed. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to have the pledge recorded in a notarial deed at any time, whether before or after registration of this deed, if the Pledgee so desires. For that purpose the Pledgee is authorised to execute such notarial deed on behalf of the Pledgor.

3.    Representations and Warranties

3.1   The Pledgor represents and warrants to the Pledgee that:

      (i)   it has power ("beschikkingsbevoegdheid") to pledge the Goods;

      (ii) to the best of its knowledge, the Goods are not subject to any attachments ("beslag"), nor are any limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties, other than in accordance with clause 5.2 of the Agreement, nor are they subject to any right of retention ("retentierecht");

      (iii) it has not previously and/or in advance transferred or created or promised to transfer or create, limited property rights on or against any of the Goods, or any part thereof, to or in favour of third parties, other than in accordance with clause 5.2 of the Agreement;

      (iv)  the Goods are capable of being pledged in the manner set out herein.

4.    Ranking

      Subject to clause 5.2 of the Agreement the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge.

5.    Covenants


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                                                           Stibbe Draft 10/07/02

5.1 The Pledgor undertakes to ensure that, upon its acquisition of the Goods, no limited rights are retained therein by the transferor. To the extent that its acquisition of any Goods is subject to a retention of title, the Pledgor further undertakes to perform its obligations to the transferor in a timely and proper manner.

5.2 The Pledgor shall use the Goods in its Business only and in a manner consistent with their ordinary nature and purpose. The Pledgor will maintain the Goods in good repair and condition and do all that is necessary and/or deemed desirable by the Pledgee for this purpose. It shall neither take nor fail to take any action reasonably acquired in relation to the Goods, which could prejudice the interests of the Pledgee. If the Pledgor is in default of these obligations, the Pledgee shall be entitled to do whatever is reasonably necessary at the Pledgor's expense, without prejudice to its other rights.

5.3 The Pledgor undertakes to provide to the Pledgee, forthwith upon the latter's request to that effect at any time, a further specification of the Goods and/or the locations where they are situated. The failure to provide any such specification or the omission therefrom of any one or more of the Goods, shall not in any way detract from all Goods being pledged. The Pledgee and/or its appointees for this purpose shall be granted free access to the locations where the Goods are situated, in order to verify their presence and condition, during normal business hours. The refusal by a third party to grant such access shall be deemed a refusal by the Pledgor.

5.4 If at any time the Goods or any part thereof is held on its behalf by a third party, the Pledgor shall give immediate notice to such third party of the pledge of such Goods to the Pledgee. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to do so itself, on its own and the Pledgor's behalf, if it so desires. To the extent any documents of storage or transportation are issued in respect of the Goods, such documents shall be immediately delivered and pledged to the Pledgee (in the case of endorsable commercial paper by way of endorsement).

5.5 The Pledgor shall, at its expense, have and hold the Goods insured on the usual conditions. It shall produce the policies of the relevant insurances to the Pledgee for review at the latter's first request. If the Pledgor is in default of this obligation, the Pledgee shall be entitled to arrange for insurance to its satisfaction at the Pledgor's expense. Upon the creation of a pledge as referred to in Article 3:229 of the Netherlands Civil Code ("NCC"), the Pledgee shall be entitled to give notice thereof to those held to indemnify.

5.6 The Pledgor shall notify the Pledgee immediately of all circumstances, which could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes or social security premiums or planning to notify the relevant authorities thereof, an attachment being levied on some or all of the Goods, or an event analogous to any of the above occurring under the laws of any other jurisdiction.


                                                                           E-129
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                                                           Stibbe Draft 10/07/02

5.7 The Pledgor shall also give immediate notice of the Pledgee's right of pledge to anyone seeking to assert any right in respect of the Goods, failing which the Pledgee shall be entitled to give such notice.

6.    Alienation, Use

      Subject to clause 5.2 of the Agreement, the Pledgor may not alienate, encumber, lease or otherwise grant the use of the Goods to third parties without the prior written consent of the Pledgee, unless the price to be paid for such Goods by third parties does not exceed an aggregate amount of USD 15,000 quarterly. Upon the alienation of any Goods, the Pledgor shall replace such Goods in order to maintain the interests of the Pledgee.

7.    Possessory Pledge

      The Pledgee may require at any time when the Pledgor has not fulfilled or paid its Secured Obligations ("Event of Default"), all or a part of the Goods to be brought into its possession or that of a third party jointly appointed by it for this purpose.

8.    Enforcement

8.1 In case of an Event of Default, the Pledgee shall be entitled to sell the Goods and to recover the outstanding amount from the proceeds of sale.

8.2 In case of an Event of Default, the Pledgee shall not be obliged, when intending to proceed to sale, to give notice thereof to the Pledgor or to any third parties who have limited rights in or who have levied an attachment on any of the Goods, nor shall the Pledgee be obliged to give notice that a sale has occurred. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Goods be sold in a manner different from that provided for in Article 3:250 NCC and, if applicable, its rights under Article 3:234 NCC.

9.    Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Goods, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

10.   Release of Pledge

      The Pledgee shall only be held to release its pledge if, it has no further claims against the Pledgor pursuant to the Secured Obligations.

11.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:


                                                                           E-130
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                                                           Stibbe Draft 10/07/02

      (i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

      (ii) for facilitating the collection, recovery and enforcement of the Goods or the exercise of any rights vested in the Pledgee.

12.   Costs

      All costs related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extrajudicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

13.   No Nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

14.   Powerof Attorney

14.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Goods or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Goods or under or in connection with this deed.

14.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 15.1 hereof.

15.   Severability

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

16.   Amendments and Waivers


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                                                           Stibbe Draft 10/07/02

16.1 No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

16.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

17.   Governing Law and Jurisdiction

17.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

17.2 All disputes arising out of this deed shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


                                        --------------------------------------
                                         CAM Acquisition B.V.
--------------------------------
CAM IMPLANTS B.V.                       on behalf of G.A. Kok Beheer B.V.

by: Michael John Jeffries               by: Gerard Anton Kok

title: Director                         title: Director of G.A. Kok Beheer B.V.

                                                           Stibbe Draft 10/07/02

SCHEDULE 10 - DEED OF PLEDGE OF STOCK

This deed is entered into on the 10th day of July 2002

BETWEEN

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property forthe benefit of the Pledgee;

NOW THEREFORE the parties hereto have agreed as follows:

1.    Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions have the following meaning:

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement;

      "Stock" means all of the Pledgor's present and future stock, including raw materials, ancillary materials and semi-finished products, as woll as packaging material, all in the broadest sense of the word.


                                                                           E-133
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                                                           Stibbe Draft 10/07/02

      "Event of Default" has the meaning as defined in clause 7 of this deed of pledge.

2.    Pledge

2.1 As security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges to the Pledgee, whether or not in advance, all its Stock regardless of their condition and location, which pledge the Pledgee hereby accepts.

2.2 The Pledgee is entitled, at its discretion, to have this deed registered or to have the right of pledge recorded in a notarial deed. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to have the pledge recorded in a notarial deed at any time, whether before or after registration of this deed, if the Pledgee so desires. For that purpose the Pledgee is authorised to execute such notarial deed on behalf of the Pledgor.

3.    Representations and Warranties

3.1   The Pledgor represents and warrants to the Pledgee that:

      (i)   it has power ("beschikkingsbevoegdheid") to pledge the Stock;

      (ii) the Stock is not subject to any attachments ("beslag"), nor are any limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties, other than in accordance with clause 5.2 of the Agreement, or any right of retention ("retentierecht");

      (iii) it has not previously and/or in advance transferred or created or promised to transfer or create, limited property rights on or against any of the Stock, or any part thereof, to or in favour of third parties, other than in accordance with clause 5.2 of the Agreement;

      (iv)  the Stock is capable of being pledged in the manner set out herein.

4.    Ranking

      Subject to clause 5.2 of the Agreement the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge.

5.    Covenants


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                                                           Stibbe Draft 10/07/02

5.1 The Pledgor undertakes to ensure that, upon its acquisition of the Stock, no limited rights are retained therein by the transferor. To the extent that its acquisition of any Stock is subject to a retention of title, the Pledgor further undertakes to perform its obligations to the transferor in a timely and proper manner.

5.2 The Pledgor shall use the Stock in its Business only and in a manner consistent with their ordinary nature and purpose. The Pledgor will maintain the Stock in good repair and condition and do all that is necessary and/or deemed desirable by the Pledgee for this purpose. It shall neither take nor fail to take any action reasonably required in relation to the Stock, which could prejudice the interests of the Pledgee. If the Pledgor is in default of these obligations, the Pledgee shall be entitled to do whatever is reasonably necessary at the Pledgor's expense, without prejudice to its other rights.

5.3 The Pledgor undertakes to provide to the Pledgee, forthwith upon the latter's request to that effect at any time, a further specification of the Stock and/or the locations where they are situated. The failure to provide any such specification or the omission therefrom of any one or more of the Stock, shall not in any way detract from all Stock being pledged. The Pledgee and/or its appointees for this purpose shall be granted free access to the locations where the Stock are situated, in order to verify their presence and condition, during normal business hours. The refusal by a third party to grant such access shall be deemed a refusal by the Pledgor.

5.4 If at any time the Stock or any part thereof are held on its behalf by a third party, the Pledgor shall give immediate notice to such third party of the pledge of such Stock to the Pledgee. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to do so itself, on its own and the Pledgor's behalf, if it so desires. To the extent any documents of storage or transportation are issued in respect of the Stock, such documents shall be immediately delivered and pledged to the Pledgee (in the case of endorsable commercial paper by way of endorsement).

5.5 The Pledgor shall, at its expense, have and hold the Stock insured on the usual conditions. It shall produce the policies of the relevant insurances to the Pledgee for review at the latter's first request. If the Pledgor is in default of this obligation, the Pledgee shall be entitled to arrange for insurance to its satisfaction at the Pledgor's expense. Upon the creation of a pledge as referred to in Article 3:229 of the Netherlands Civil Code ("NCC"), the Pledgee shall be entitled to give notice thereof to those held to indemnify.

5.6 The Pledgor shall notify the Pledgee immediately of all circumstances, which could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes or social security premiums or planning to notify the relevant authorities thereof, an attachment being levied on some or all of the Stock, or an event analogous to any of the above occurring under the laws of any other jurisdiction.


                                                                           E-135
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                                                           Stibbe Draft 10/07/02

5.7 The Pledgor shall also give immediate notice of the Pledgee's right of pledge to anyone seeking to assert any right in respect of the Stock, failing which the Pledgee shall be entitled to give such notice.

6.    Alienation, Use

      Subject to clause 5.2 of the Agreement and other than in the ordinary course of business, the Pledgor may not alienate, encumber, lease or otherwise grant the use of the Stock to third parties without the prior written consent of the Pledgee. Upon the alienation of any Stock, the Pledgor shall replace such Stock in order to maintain the interests of the Pledgee.

7.    Possessory Pledge

      The Pledgee may require at any time when the Pledgor has not fulfilled or paid its Secured Obligations ("Event of Default"), all or a part of the Stock to be brought into its possession or that of a third party appointed by it for this purpose.

8.    Enforcement

8.1 In case of an Event of Default, the Pledgee shall be entitled to sell the Stock and to recover the outstanding amount from the proceeds of sale.

8.2 In case of an Event of Default, the Pledgee shall not be obliged, when intending to proceed to sale, to give notice thereof to the Pledgor or to any third parties who have limited rights in or who have levied an attachment on any of the Stock, nor shall the Pledgee be obliged to give notice that a sale has occurred. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Stock be sold in a manner different from that provided for in Article 3:250 NCC and, if applicable, its rights under Article 3:234 NCC.

9.    Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Stock, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

10.   Release of Pledge

      The Pledgee shall only be held to release its pledge if it has no further claims against the Pledgor pursuant to the Secured Obligations.

11.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:


                                                                           E-136
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                                                           Stibbe Draft 10/07/02

      (i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

      (ii) for facilitating the collection, recovery and enforcement of the Stock or the exercise of any rights vested in the Pledgee.

12.   Costs

      All costs related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extrajudicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

13.   No Nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

14.   Power of Attorney

14.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Stock or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Stock or under or in connection with this deed.

14.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 15.1 hereof.

15.   Severability

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

16.   Amendments and Waivers


                                                                           E-137
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                                                           Stibbe Draft 10/07/02

16.1 No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

16.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

17.   Governing Law and Jurisdiction

17.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

17.2 All disputes arising out of this deed shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


                                         ---------------------------------------
                                         CAM Acquisition B.V.
--------------------------------
CAM IMPLANTS B.V.                        on behalf of G.A. Kok Beheer B.V.

by: Michael John Jeffries                by: Gerard Anton Kok

title: Director                          title: Director of G.A. Kok Beheer B.V.

                                                           Stibbe Draft 10/07/02

SCHEDULE 10 - DEED OF PLEDGE OF RECEIVABLES

This deed is entered into on the 10th day of July 2002

BETWEEN

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property for the benefit of the Pledgee;

NOW THEREFORE the parties hereto agree as follows:

1.    Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions shall have the following meaning:

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement;

      "Receivables" means all receivables ("vorderingen op naam") of the Pledgor on third parties, whether for goods delivered, services performed or for any other reason whatsoever;


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                                                           Stibbe Draft 10/07/02

      "Event of Default" has the meaning as defined in clause 8 of this deed of pledge.

2.    Pledge

2.1 As security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges to the Pledgee, whether or not in advance, which pledge the Pledgee hereby accepts, the Receivables, insofar as these are capable of being pledged on the date of signing this deed, and undertakes to pledge to the Pledgee the Receivables which become capable of being pledged after the date of signing this deed as soon as such Receivables shall be capable of being so pledged.

2.2 For the first time upon the signing of this deed, and thereafter as soon as any Receivables are capable of being pledged at three monthly intervals, the Pledgor shall deliver to the Pledgee pledge lists in the form of Annex A hereto, duly signed and completed, and identifying all Receivables which are then capable of being pledged. By accepting delivery of any pledge list, the Pledgee accepts the pledge to it of the Receivables identified thereon. The Pledgee may, at its discretion, register or have registered this deed together with the pledge lists, or have such deed and lists recorded in a notarial deed. In the latter event, the Pledgee is authorised to execute the notarial deed on behalf of the Pledgor.

2.3 The first pledge list shall be attached to this deed, and the Pledgor shall thereafter deliver pledge lists to the Pledgee at its first request at least once every three months (i.e. end of February, end of May, end of August and end of November) or as often as the Pledgee shall reasonably require. A more frequent delivery of pledge lists shall be deemed to occur at the Pledgee's request.

3.    Representations and Warranties

      The Pledgor represents and warrants to the Pledgee that:

      (i)   it has power ("beschikkingsbevoegdheid") to pledge the Receivables;

      (ii)  the Receivables are duly and validly existing;

      (iii) the Receivables are not subject to any attachments ("beslag"), nor are there any limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties, other than in accordance with clause 5.2 of the Agreements;

      (iv) it has not previously and/or in advance transferred or created or promised to transfer or create, limited property rights on or against any of the Receivables, or any part thereof, to or in favour of third parties, other than in accordance with clause 5.2 of the Agreements;

      (v) the Receivables are capable of being pledged in the manner set out herein.

4.    Ranking

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                                                           Stibbe Draft 10/07/02

      Subject to clause 5.2 of the Agreement the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge.

5.    Ancillary Rights

      The Receivables are pledged together with all rights, including dependent and ancillary rights, privileges and rights of actions attached thereto. Insofar as necessary, the Pledgor hereby irrevocably authorises the Pledgee to exercise these rights on its behalf. The Pledgee is released from the formality of protesting endorsable commercial paper.

6.    Covenants

6.1 The Pledgor shall at all times supply and provide to the Pledgee at its first request all evidence and documents relating to the Receivables and all information and assistance which the Pledgee may deem reasonably necessary for the exercise of its rights pursuant hereto.

6.2 The Pledgor shall, if so requested, allow the Pledgee regular examination of its debtor administration and all documents related thereto.

6.3 Insofar as the pledge relates to Receivables from non-Dutch debtors or governed by foreign law, the Pledgor further undertakes to perform all such acts and render all such assistance as the Pledgee may deem reasonably necessary based on applicable rules and regulations.

6.4 The Pledgor shall notify the Pledgee immediately of all circumstances, which could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes or social security premiums or planning to notify the relevant authorities thereof, an attachment being levied on some or all of the Receivables, or an event analogous to any of the above occurring under the laws of any other jurisdiction.

6.5 The Pledgor shall also give immediate notice of the Pledgee's right of pledge to anyone seeking to assert any right in respect of the Receivables, failing which the Pledgee shall be entitled to give such notice.

7.    Assignment

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                                                           Stibbe Draft 10/07/02

      Subject to clause 5.2 of the Agreement, the Pledgor may not assign, encumber or otherwise alienate or transfer any rights in relation to the Receivables to third parties without the prior written consent of the Pledgee.

8.    Notification of Pledge

      In case the Pledgor has not fulfilled its Secured Obligations ("Event of Default") the Pledgee shall be entitled at all times to give notice of the pledge to the debtors of the Receivables.

9.    Authority to Collect

9.1 After having given notice of the pledge, the Pledgee shall be entitled to collect the Receivables by judicial or extrajudicial proceedings, to grant discharge in respect thereof, to enter into compromises, settlements and other agreements with the debtors of the Receivables, and to exercise all other rights of the Pledgor in this respect.

9.2 The Pledgee shall not, on any account whatsoever, be liable to the Pledgor or its successors in title for any failure to collect or to collect in full any of the Receivables.

9.3 All costs incurred in the collection of the Receivables shall be for the account of the Pledgor, even if the Pledgee for whatever reason fails to collect any of the Receivables or fails to do so in full.

10.   Enforcement

10.1 In case of an Event of Default, the Pledgee shall, in addition to its rights pursuant to clauses 8 and 9 above, be entitled to sell the Receivables and to recover the outstanding amount from the proceeds of collection pursuant to clause 9 above and/or the proceeds of sale.

10.2 In case of an Event of Default, the Pledgee shall not be obliged, when intending to proceed to sale, to give notice thereof to the Pledgor or to any third parties having limited rights in or levied attachment on any of the Receivables, nor shall the Pledgee be obliged to give notice of any sale subsequent thereto. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Receivables be sold in a manner different from that provided for in Article 3:250 of the Netherlands Civil Code ("NCC") and, if applicable, its rights under
      Article 3:234 of the NCC.

11.   Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Receivables, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

12.   Release of Pledge

                                                           Stibbe Draft 10/07/02

      The Pledgee shall only be held to release its pledge if, it has no further claims against the Pledgor pursuant to the Secured Obligations.

13.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:

      (i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

      (ii) for facilitating the collection, recovery and enforcement of the Receivables or the exercise of any rights vested in the Pledgee.

14.   Costs

      All cost related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extrajudicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

15.   No Nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

16.   Power of Attorney

16.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Receivables or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Receivables or under or in connection with this deed.

16.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 16.1 hereof.

17.   Severability

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                                                           Stibbe Draft 10/07/02

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

18.   Amendments and Waivers

18.1 No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

18.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

19.   Governing Law and Jurisdiction

19.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

19.2 All disputes arising out of this deed shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


                                         ---------------------------------------
                                         CAM Acquisition B.V.
--------------------------------
CAM IMPLANTS B.V.                        on behalf of G.A. Kok Beheer B.V.

by: Michael John Jeffries                by: Gerard Anton Kok

title: Director                          title: Director of G.A. Kok Beheer B.V.

                                                           Stibbe Draft 10/07/02

ANNEX A

To:CAM IMPLANTS B.V.

                                   PLEDGE LIST

The undersigned, CAM AQCUISITION B.V., established in Zernikedreef 6, 2333 CL Leiden, the Netherlands, pledges pursuant to the deed of pledge of receivables dated 10 July 2002 between the undersigned and the addressee (the "Deed of Pledge of Receivables") to you all Receivables set out in the list attached as
Schedule I to this pledge list to you. The details of this list are set out below:

date: 9 July 2002
number of pages: 2
first debtor's name: ***
amount first Receivable:***
date first contract/number of invoice: unknown last debtor's name: *** amount last Receivable:*** date last contract/number of invoice: unknown total Receivables:*** outstanding as per before 9 July 2002

Capitalized terms used in this pledge list have, unless expressly defined otherwise herein, the same meaning as in the Deed of the Pledge of Receivables.

The undersigned hereby represents and warrants that the matters set out in Clause 3 of the Deed of Pledge of Receivables are true and correct as at the date hereof with regard to the Receivables pledged hereby.

Copies of invoices, contracts, and/or other relevant documentation such as delivery receipts associated with these receivables are held at your disposal.


--------------------------------------
CAM Acquisition B.V.

on behalf of G.A. Kok Beheer B.V.

by: Gerard Anton Kok

title: Director of G.A. Kok Beheer B.V.

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                                           Stibbe Draft 10/07/02

                               45: CAM Implants BV
                          Aged Debt Report by Due Date
                          Division: 45 CAM Implants BV.
                      in Base Currency: EUR: Euro Currency

                      Total           1-Jun-2002 to       1-May to       1-Apr to       1-Mar to           Before           In
                   Outstanding         9-JUL-2002       31-May 2002    30-Apr 2002      31-Mar 20        28-Feb 2002      Dispute
                   -----------         ----------       -----------    -----------      ---------        -----------      -------
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***

TOTAL for
Currency: EUR      ***                                          ***            ***            ***               ***              ***

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                                           Stibbe Draft 10/07/02

SCHEDULE 10 - DEED OF PLEDGE OF INTELLECTUAL PROPERTY RIGHTS

This deed is entered into on the 10th day of July 2002

BETWEEN:

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property for the benefit of the Pledgee;

HAVE AGREED AS FOLLOWS:

1.    Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions shall have the following meaning:

      "Existing IP Rights" means the Copyrights, Database Rights, Designs, Licensee Rights, Internet Domain Names, Patents, Trade Marks and/or Trade Secrets, along with any and all income, royalties, damages and payments at any time due or payable to Pledgor with respect thereto, including without limitation damages and payments for past or future infringements or misappropriations thereof, in any state or country, and all including, without limitation, the (pending) trademarks attached hereto as Annex A, all rights with respect to the patents and patent applications listed in Annex B, the internet domain name

                                                           Stibbe Draft 10/07/02

      as set out attached hereto as Annex C, or otherwise existing at the time of execution of this Agreement;

      "Future IP Rights" means any and all Copyrights, Database Rights, Designs, Licensee Rights, Internet Domain Names, Patents, Trade Marks and/or Trade Secrets, along with any and all income, royalties, damages and payments at any time due or payable to Pledgor with respect thereto, including without limitation damages and payments for past or future infringements or misappropriations thereof, in any state or country, applied for, granted to, acquired or owned by Pledgor subsequent to the execution of this Agreement;

      "Copyrights" means any and all copyrights, whether registered or not, within the meaning of (i) the Dutch Copyright Act (Auteurswet), (ii) the Convention of Bern, (iii) the Universal Copyright Convention, or (iv) any similar, present or future, legal regime, and including any pending applications for such rights (to the extent relevant under Applicable
      Law), in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Database Rights" means any and all rights, whether registered or not, in databases within the meaning of (i) the Dutch Database Act (Databankenwet), (ii) the Directive 96/9/EC of the European Parliament and of the Council of 11 March 1996 on the legal protection of databases or
      (iii) any similar, present or future, legal regime, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Designs" means any and all rights, whether registered or not, in designs within the meaning of (i) the Uniform Benelux Designs Act (Eenvormige Beneluxwet inzake Tekeningen of Modellen), (ii) the Directive 98/71/EC of the European Parliament and of the Council of 13 October 1998 on the legal protection of designs or (iii) any similar, present or future, legal regime, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands, the Benelux and/or any other state or country, owned by Pledgor;

      "Internet Domain Names" means any and all rights, whether registered or not, in internet domain names, and including any pending applications for such rights (to the extent relevant under Applicable Law), in the name of Pledgor, in The Netherlands and/or in any other state or country;

      "Licensee Rights" means any and all rights of Pledgor, whether registered or not, pursuant to any licence agreements, whether written or oral, with third parties by which Pledgor has obtained rights (of whatever nature) to use, copy, distribute, market, sub-license, sell or otherwise exploit or apply any and all Copyrights, Database Rights, Designs, Patents, Trade Marks and/or Trade Secrets, in The Netherlands and/or in any other state or country, as well as any rights or permits of Pledgor in connection with any Internet Domain Names, all to the extent that such licence agreements do not prohibit Pledgor to grant a right of pledge on their respective rights thereunder;

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                                                           Stibbe Draft 10/07/02

      "Patents" means any and all rights, whether registered or not, in patents within the meaning of (i) the Dutch Patent Acts of 1910 or 1995, respectively, (Rijksoctrooiwet 1910 of Rijksoctrooiwet 1995), (ii) the European Patent Convention of 1973, (iii) the Patent Cooperation Treaty of 1970 or (iv) any similar, present or future, legal regime, whether registered or not, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands and/or in any other state or country, owned by the Pledgor;

      "Trade Marks" means any and all rights, whether registered or not, in trade marks and trade names and all goodwill associated therewith, within the meaning of (i) the Benelux Trade Mark Act (Benelux Merkenwet), (ii) the Dutch Trade Names Act (Handelsnaamwet), (iii) EU Council Regulation
      (EC) No 40/94 on the Community trade mark or (iv) any similar, present or future, legal regime, whether registered or not, and including any pending applications for such rights (to the extent relevant under Applicable Law, in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Trade Secrets" means any and all rights, whether registered or not, in trade secrets and all non-public information or confidential information, (including, without limitation, inventions, discoveries, improvements, customer lists, know-how and ideas) whether registered or not, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Pledge Confirmation" has the meaning as defined in clause 2.2 of this deed of pledge;

      "Rights" means collectively the Existing IP Rights and the Future IP
      Rights;

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement;

      "Event of Default" has the meaning as defined in clause 2.3 of this deed of pledge.

2.    Pledge

2.1 As additional security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges ("Verpandt") to the Pledgee, whether or not in advance, all the Rights, which pledge the Pledgee hereby accepts.

2.2 Immediately after the Pledgor will have acquired Future IP Rights he will notify the Pledgee thereof in writing, specifying the details of such Future IP Rights. The Pledgor will then also execute a notice of confirmation substantially in the form of Annex D hereto (the "Pledge Confirmation") to confirm that such Future IP Rights are thereby pledged to the Pledgee on the terms and conditions set out in this deed of pledge. The Pledgee will accept the pledge of the Future IP Rights specified in the Pledge Confirmation by signing the Pledge Confirmation for acceptance and returning it to the Pledgor. The Pledgor shall upon receipt of the signed Pledge Confirmation from the Pledgee submit it to the relevant authorities to obtain registration of the pledge.


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                                                           Stibbe Draft 10/07/02

2.3 The Rights are pledged to the Pledgee with all privileges connected therewith and all other rights ancillary thereto ("afhankelijke en nevenrechten"). Insofar necessary the Pledgor hereby irrevocably authorises and gives power of attorney to the Pledgee to exercise such rights on behalf of the Pledgor following the occurrence and during the continuation of a situation that the Pledgor has not fulfilled or paid its Secured Obligations ("Event of Default").

3.    Registration

3.1 The creation of the rights of pledge on the Rights created hereby or to be created under or pursuant to this deed of pledge in accordance with clause
      2.2 above is effected by the fact that the parties hereto sign this deed.

3.2 The rights of pledge on the IP Rights and the Future IP Rights created hereunder will have effect against third parties by the subsequent registration of this deed of pledge and the relevant Pledge Confirmations at the relevant national and international authorities.

3.3 The Pledgor hereby irrevocably appoints the Pledgee and any person nominated by the Pledgee in its name and on its behalf and expense to register, record or file this deed of pledge and Pledge Confirmations with the relevant authorities and any further registers or offices where the right of pledge created hereby, in the reasonable opinion of the Pledgee, requires to be registered, recorded or filed.

3.4   For purposes of Article 40 (2) of the Netherlands Patent Act 1910 and of
      Article 67 (2) of The Netherlands Patent Act 1995 the Pledgee hereby chooses domicile at the Bureau Industriele Eigendom, The Hague, the Netherlands, or at such office as may be designated in the future in the Netherlands Patent Act for similar purposes.

4.    Protection of Rights

4.1 Without prejudice to the Pledgor's obligations under this deed of pledge, the Pledgor hereby authorises the Pledgee (such authorisation not meaning that the Pledgee is obliged to take any of the following actions), and for the purposes thereof the Pledgor hereby gives, on the condition precedent of the occurrence of an Event of Default, full power of attorney to the Pledgee and any person nominated by the Pledgee, to take in the Pledgor's name and on the Pledgor's behalf and expense, all actions deemed necessary by the Pledgee to fully protect or perfect the rights of pledge granted hereunder and to take in the Pledgor's name and on the Pledgor's behalf and expense, all actions deemed necessary by the Pledgee to fully protect the Rights and to fully protect or perfect the rights of pledge granted hereunder, including but not limited to timely renewing the Rights in the registers, paying the fees of registration and instituting legal proceedings and the signing, at any time, on its behalf of Pledge Confirmations substantially in the form of Annex D hereto. The Pledgor shall promptly notify the Pledgee in writing of any issues that arise with regard to the protection of the Rights and provide any assistance the Pledgee reasonably requests. In connection with the power of attorney contained in this clause the Pledgor waives his rights pursuant to Article 3:68 of the Netherlands Civil Code ("NCC"), which waiver the Pledgee hereby accepts.

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                                                           Stibbe Draft 10/07/02

4.2. The Pledgor hereby covenants at the Pledgee's first request (i) to execute such other instruments, deeds, forms or agreements, choice of domicile,
      (ii) make or cause to be made such further recordings, registrations or filings, or (iii) take or cause to be taken such further action as the Pledgee will deem necessary or advisable to (further) perfect or protect the rights of pledge of the Rights created hereby in all countries where the Rights are registered or effective from time to time.

4.3 The Pledgor shall retain possession of evidence of the normal, adequate and proper use that was made or is being made of the trademarks listed in Annex A. This evidence includes, but is not limited to, samples of products, packaging, promotional material and copies of some invoices to customers, containing the registered trademark. The Pledgor shall forward this evidence of use to the Pledgee upon the Pledgee's first request.

5.    Representations and Warranties

5.1   The Pledgor hereby represents, warrants and declares to the Pledgee that:

      (i) to the best of its knowledge, it is the exclusive proprietor of, and has power ("beschikkingsbevoegdheid") to pledge, the Rights and that there are no attachments ("beslagen") and there are not and will not be any security interests or limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties other than in accordance with clause 5.2 of the Agreement, nor any right of retention ("retentierecht") on or against the Rights;

      (ii) it makes and will make normal use of the trademarks listed in Annex A and will continue to use all trademarks in conformity with the registration thereof;

      (iii) it has not previously and/or in advance transferred or created limited rights ("beperkte rechten") in or against the Rights either in whole or in part, to or in favour of third parties other than in accordance with clause 5.2 of the Agreement;

      (iv) to the best of its knowledge, this deed of pledge constitutes the legal, valid and binding obligations of the Pledgor; and;

      (v) it has full power, authority and legal right to execute, deliver and perform his obligations under this deed of pledge and to pledge the Rights pursuant to this deed of pledge, and the execution, delivery and performance hereof and the pledge of and grant of a security interest in the Rights hereunder have been duly authorised by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder.

5.2 The representations and warranties in clause 5.1 above shall be deemed to be repeated by the Pledgor on each of the dates on which a Pledge Confirmation is executed by the Pledgor, as if made with reference to the facts and circumstances then existing and with reference to the Rights contained in all Pledge Confirmations.

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                                                           Stibbe Draft 10/07/02

6.    Ranking

      Subject to clause 5.2 of the Agreement, the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge

7.    Covenants

7.1 Subject to clause 3.6 of the Agreement, the The Pledgor has submitted or shall submit respectively declares to have submitted all necessary documents to the relevant registers to achieve proper and valid registration of the Rights in his name.

7.2 The Pledgor undertakes to timely renew the registrations of the Rights in order to prevent the lapsing or expiration of these rights and the registration thereof at the relevant authorities.

7.3 The Pledgor shall notify the Pledgee immediately of all circumstances that could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes and social security premiums or planning to notify to the relevant authorities thereof, an attachment being levied on some or all of the Rights, or an event analogous to any of the above occurring under the laws of any other jurisdiction.

7.4 The Pledgor declares that, after the occurrence and during the continuation of an Event of Default, in all actual or legal disputes, concerning the Rights, it will act in accordance with instructions to be given by the Pledgee.

7.5 The Pledgor shall defend the rights and security interests of the Pledgee in the Rights against any claims and demands of any third parties.

8.    Alienation, Use

8.1 Subject to clause 5.2 of the Agreement, the Pledgor may not alienate, encumber, license or otherwise grant the use of the Rights to third parties without the prior written consent of the Pledgee.

9.    Enforcement

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                                                           Stibbe Draft 10/07/02

9.1 Without prejudice to the rights and remedies provided to the Pledgee by law and subject to the mandatory rules of law, the Pledgee shall be entitled, in case of an Event of Default, to take all measures, whether judicial or extra-judicial, which a Pledgee may take in the event of execution of the pledged rights and which are permitted by law and which in his opinion are required in his interests, including without limitation, the sale of the Rights and the recovery of the outstanding amount from the proceeds of the sale.

9.2 In case of an Event of Default, the Pledgee shall be under no obligation to inform the Pledgor, or any third party having limited rights ("beperkte rechten") in or levied attachment on or against all or any part of the Rights, of its intention to collect or foreclose thereon. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Rights be sold in a manner different from that provided for in Article 3:250 NCC, and, if applicable, its rights under
      Article 3:234 NCC, which waiver is hereby accepted by the Pledgee.

9.3 The Pledgee shall not be liable to the Pledgor or its successors in interest for any damages caused by the sale of the Rights, gross negligence and wilful misconduct excepted.

10.   Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Rights, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

11.   Release of Pledge

      The Pledgee shall only be held to release its pledge if it has no further claims against the Pledgor pursuant to the Secured Obligations.

12.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:

      (i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

      (ii) for facilitating the collection, recovery and enforcement of the Rights or the exercise of any rights vested in the Pledgee.

13.   Costs

      All costs related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extra-judicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

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                                                           Stibbe Draft 10/07/02

14.   No nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

15.   Power of Attorney

15.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Rights or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Rights or under or in connection with this deed.

15.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 15.1 hereof.

16.   Severability

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

17.   Amendments and Waivers

17.1 No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

17.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

18.   Governing Law and Jurisdiction

18.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

                                                           Stibbe Draft 10/07/02
18.2 All disputes arising out of this deed of pledge shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


--------------------------------         ---------------------------------------
CAM IMPLANTS B.V.                        CAM Acquisition B.V.

by: Michael John Jeffries                on behalf of G.A. Kok Beheer B.V.

title: Director                          by: Gerard Anton Kok

                                         title: Director of G.A. Kok Beheer B.V.

                                                           Stibbe Draft 10/07/02

ANNEX A - Trademarks and Trademark Applications

1. The product names, including all their registrations and pending applications, "CAMCERAM" and "TAM".

2. The company name "CAM Implants B.V.", including its registration certificate at the "Benelux Merkenbureau" (CAM document nr. 23).

                                                           Stibbe Draft 10/07/02

ANNEX B - Patents and Pending Patent Applications

Atty Case#          Title                          Owner         Issued Patent #    Issue Date
-------------------------------------------------------------------------------------------------
525400-153          Spherical Hydroxyapatite       CAM           5,702,677          12/30/1997
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-183          Spherical Hydroxyapatite       CAM           001032             8/28/2000
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-182          Spherical Hydroxyapatite       CAM           69708870.7-08      5/12/2001

PCT Germany         Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-175          Spherical Hydroxyapatite       CAM           0
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-181          Spherical Hydroxyapatite       CAM           0
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-182          Spherical Hydroxyapatite       CAM           0910546            12/5/2001
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-185          Spherical Hydroxyapatite       CAM           0
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

285-144             Calcium Phosphate Graft        CAM           0
                    Material, Process for Making   Acquisition
                    Same and Osteoimplant          B.V.
                    Fabricated From Same

285-144 PCT         Calcium Phosphate Graft        CAM           0
                    Material, Process for Making   Acquisition
                    Same and Osteoimplant          B.V.
                    Fabricated From Same

Atty Case#              Filing Date   Serial Number           Inventors           Country
--------------------------------------------------------------------------------------------
525400-153              7/10/1996     679,611                 Shimp, Renkema      U.S.



525400-183              6/20/1997     199900055               Shimp, Renkema      Eurasia



525400-182              6/20/1997     35175                   Shimp, Renkema      Germany

PCT Germany


525400-175              6/20/1997     PCT/US97/16031          Shimp, Renkema      PCT



525400-181              12/03/1998    2,257,290               Shimp, Renkema      Canada



525400-182              6/20/1997     97941008.1              Shimp, Renkema      EPO



525400-185              6/20/1997     PCT 710915/98           Shimp, Renkema      Korea



285-144                 12/15/2000    09/737,369              Shimp               U.S.




285-144 PCT             12/15/2000    PCT/US00/33985          Shimp               PCT

                                                           Stibbe Draft 10/07/02

ANNEX C - Internet Domain Names

The registration of the existing Internet domain www.camimplants.nl and all rights and obligations adhering to it.

                                                           Stibbe Draft 10/07/02

ANNEX D - Pledge Confirmation

[Patent or Trade Mark Register]
[Address]
[Place]
[Date]

Dear Sirs,

Pledge of IP rights

We hereby inform you that pursuant to the deed of pledge of IP Rights dated 9 July 2002 (the "Deed of Pledge") a first-ranking right of pledge on all of its present and future intellectual property rights was created by CAM Acquisition B.V. in favour of CAM IMPLANTS B.V. (hereinafter referred to as the Pledgee), a corporation incorporated and existing under the laws of the Netherlands, with corporate seat and having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, the Netherlands.

This is to confirm that on [date] CAM Acquisition B.V. has acquired IP Rights, particulars of which are set forth in the annex to this letter. CAM Acquisition B.V., in order to secure the prompt performance and payment in full of the Secured Obligations, hereby pledges ("verpandt") these IP Rights listed in the annex to this letter to CAM IMPLANTS B.V. on the terms and conditions as set out in the Deed of Pledge.

For purposes of Article 40 (2) of the Netherlands Patent Act 1910 and of Article 67 (2) of The Netherlands Patent Act 1995 the Pledgee, insofar necessary, hereby chooses domicile at the Bureau lndustriele Eigendom in The Hague.

Yours sincerely,


CAM Acquisition B.V. (authorised signatories)

                                                           Stibbe Draft 10/07/02

SCHEDULE 11 - PRELIMINARY BALANCE SHEET

Current Assets:
Cash                                                                        ***
Accounts Receivable, Net                                                    ***
Inventories                                                                 ***
Prepaid Expenses and Other Current Assets                                   ***
                                                                 ---------------
Total Current Assets                                                        ***

Due from Any Other Group Company                                            ***
Due from Any Other Group Company                                            ***

Property and Equipment, Net                                                 ***
Intangible Assets, Net                                                      ***
                                                                 ---------------
Total Assets                                                                ***
                                                                 ===============
Current Liabilities
Accounts Payable and Accrued Liabilities                                    ***

Due to Any Other Group Company                                              ***
                                                                 ---------------
Total Liabilities                                                           ***

Total Stockholder's Equity                                                  ***
                                                                 ---------------
Total Liabilities And Stockholder's Equity                                  ***
                                                                 ===============

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                                           Stibbe Draft 10/07/02

SCHEDULE 12 - DISCLOSURE LETTER

CAM IMPLANTS B.V.
Zernikedreef 6
2333 CL Leiden
The Netherlands

Bilthoven, 10 July 2002

Re: Disclosure Letter

Dear Sirs,

This letter is addressed to you as the "Disclosure Letter" pursuant to clause
2.5 (e) of the Asset Purchase Agreement. Please sign this letter on behalf of CAM IMPLANTS B.V. for approval.

The following liabilities are excluded from the sale and transfer contemplated by the Asset Purchase Agreement of which this letter is a Schedule:

      1. Any and all liabilities of the Seller to any other Group Companies already existing or yet to arise.

      2. Any and all product liabilities ensuing from claims filed or to be filed by one or more Group Companies or one or more third parties against the Seller, including but not limited to the existing claim filed by former customer the "O' Company".

      3. Any and all liability for or in connection with corporate income tax paid or payable by Seller or any other entity over the period prior to the Closing Date.

      4. Any and all liabilities and / or claims made against Seller, arising from or in regard of any action, occurrence, or otherwise during the period prior to the date of appointment of Gerard Anton Kok as director of CAM IMPLANTS B.V.

Yours sincerely,


---------------------------------------
Gerard Anton Kok

Approved on behalf of CAM IMPLANTS B.V.


---------------------------------------
Michael John Jeffries

                                                           Stibbe Draft 10/07/02

SCHEDULE 13 - OSTEOTECH PATENTS

Atty Case#          Title                          Owner         Issued Patent #
-----------------------------------------------------------------------------------
525400-153          Spherical Hydroxyapatite       Osteotech     5,702,677
                    Particles and Process for
                    the Production Thereof

525400-183          Spherical Hydroxyapatite       Osteotech     001032
                    Particles and Process for
                    the Production Thereof

525400-182          Spherical Hydroxyapatite       Osteotech     69708870.7-08

PCT Germany         Particles and Process for
                    the Production Thereof

525400-175          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

525400-181          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

525400-182          Spherical Hydroxyapatite       Osteotech     0910546
                    Particles and Process for
                    the Production Thereof

525400-185          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

285-144             Calcium Phosphate Graft        Osteotech     0
                    Material, Process for Making
                    Same and Osteoimplant
                    Fabricated From Same

285-144 PCT         Calcium Phosphate Graft        Osteotech     0
                    Material, Process for Making
                    Same and Osteoimplant
                    Fabricated From Same

Atty Case#           Issue Date    Filing Date   Serial Number           Inventors           Country
-------------------------------------------------------------------------------------------------------
525400-153           12/30/1997    7/10/1996     679,611                 Shimp, Renkema      U.S.



525400-183           8/28/2000     6/20/1997     199900055               Shimp, Renkema      Eurasia



525400-182           5/12/2001     6/20/1997     35175                   Shimp, Renkema      Germany

PCT Germany


525400-175                         6/20/1997     PCT/US97/16031          Shimp, Renkema      PCT



525400-181                         12/03/1998    2,257,290               Shimp, Renkema      Canada



525400-182           12/5/2001     6/20/1997     97941008.1              Shimp, Renkema      EPO



525400-185                         6/20/1997     PCT 710915/98           Shimp, Renkema      Korea



285-144                            12/15/2000    09/737,369              Shimp               U.S.




285-144 PCT                        12/15/2000    PCT/US00/33985          Shimp               PCT



                                                           Stibbe Draft 10/07/02

SCHEDULE 14 - DEED OF ASSIGNMENT AND LICENSE

This Deed is made and entered into by and between the following Parties:

1. OSTEOTECH INC, a company duly organized and existing under the laws of the State of New Jersey, having its registered office at 51 James Way, Eaton Town, New Jersey, USA, hereinafter referred to as "the Assignor";

and

2. CAM ACQUISITION B.V., a company duly organized and existing under the laws of The Netherlands, having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, hereinafter referred to as "the Assignee";

WHEREAS:

- Assignor is the proprietor of the patents and patent applications as set forth in Annex I hereto (hereinafter "the Patents");

- The Assignee has entered into an Asset Purchase Agreement with CAM Implants B.V., in connection with which the Assignee is interested in obtaining rights, title and interest in the Patents;

- The Assignor has agreed to assign the Patents to Assignee for 1 US$, but to remain entitled, under a royalty free license, to exclusively use the Patents in developing and marketing bone tissue products in combination with calcium phosphate for application in orthopaedic procedures.

NOW THEREFORE, in consideration of the mutual covenants, promises and undertakings set forth herein, the Parties hereby agree as follows:

      Transfer and assignment

1. The Assignor hereby assigns and transfers to the Assignee any and all rights, title and interest in the Patents, free and unencumbered. Assignee hereby accepts such rights, title and interest in the Patents.

2. The Assignee acquires the Patents from the Assignor for a total consideration of 1 US$.

3. The Assignor shall make, do or execute all documents, acts, matters or writings which the Assignee deems necessary or desirable to give full effect to the provisions of this Deed. For that purpose this Deed or extracts thereof may be registered with the relevant patent office(s).

      For the event that for any part of any of the Patents this Deed would not fully constitute full transfer and assignment of any and all rights, title and interest and additional requirements would apply to that effect, the Assignor hereby grants to Assignee, and Assignee hereby accepts, the unlimited, worldwide, perpetual, royalty-free exclusive

                                                           Stibbe Draft 10/07/02

      license to use and exploit such Patents as of the date of undersigning this Deed until any and all such additional requirements for full transfer and assignment have been executed and effectuated.

      License

4. The Assignee hereby grants the Assignor a worldwide, royalty free and exclusive license, with the right to sub-license, under the Patents to develop, manufacture, have manufactured, market, sell, offer to sell and import bone tissue products in combination with calcium phosphate for application in orthopaedic procedures (hereinafter referred to as: the License). The Assignor hereby accepts the License.

5. The License covers the entire duration of the period during which any right could or can be derived from the Patents, and cannot be prematurely terminated.

6. During the term of the License, the Assignee shall not be entitled to use the Patents to develop, manufacture, have manufactured, market, sell, offer to sell and import bone tissue products in combination with calcium phosphate for application in orthopaedic procedures.

7. The parties hereto agree to execute such formal documents as may be required for the purpose of registering the abovementioned licence in the relevant countries.

8. The Assignee agrees, for the duration of the License, to sell under normal business conditions, and if available in the ordinary course of business, to the Assignor, at its request, calcium phosphate and calcium phosphate products, at prices no less favourable then the best price offered to comparable customers of the Purchaser for such quantities.

9. The assignee agrees and warrants that it shall pay any and all applicable fees and that it shall do and omit all such other acts as may from time to time be necessary and/or appropriate to have the Patents issued and/orfully maintained for the designated territories as set forth in Annex I hereto (including but not limited to defending and prosecuting the Patents).

10. Without any prejudice to clause 11, the License includes the right of the Assignor to -- at its own discretion -- defend and prosecute the Patents against claims of third parties and/or possible infringements by third parties, including but not limited to the right to initiate proceedings against such third parties in its own name and/or -- if the Assignor deems it necessary or desirable -- in the name of the Assignee.

11. The Assignee shall procure and warrants that the License shall survive any assignment and/or encumberment of the Patents.

      Miscellaneous

12. The Assignor shall render to the Assignee, at the Assignee's first request, any reasonable assistance which the Assignee deems necessary or desirable to defend or prosecute any of

                                                           Stibbe Draft 10/07/02

      the Patents, provided that any and all reasonable costs and expenses of the Assignor shall be reimbursed by the Assignee.

13. Parties must inform each other immediately of any actions by third parties suspected of infringing the Patents, and in the event third parties claim infringement by the Patents.

14. Each Party shall use and exploit the Patents for its own risk and account, and indemnifies and holds the other Party harmless against any and all claims, losses, damages, liabilities and expenses arising out of or relating to any claim of third parties in that respect.

15. This Deed shall in all respects be exclusively governed by and deemed to have been construed in accordance with the laws of The Netherlands.

16. Any dispute or claim arising out of or in connection with this Deed shall be referred to and exclusively and finally settled by the competent court in The Hague, The Netherlands.


--------------------------------         ---------------------------------------
CAM IMPLANTS B.V.                        CAM Acquisition B.V.

by: Michael John Jeffries                on behalf of G.A. Kok Beheer B.V.

title: Director                          by: Gerard Anton Kok

                                         title: Director of G.A. Kok Beheer B.V.

                                                           Stibbe Draft 10/07/02

ANNEX I - Patents and Pending Patent Applications

Atty Case#          Title                          Owner         Issued Patent #
-----------------------------------------------------------------------------------
525400-153          Spherical Hydroxyapatite       Osteotech     5,702,677
                    Particles and Process for
                    the Production Thereof

525400-183          Spherical Hydroxyapatite       Osteotech     001032
                    Particles and Process for
                    the Production Thereof

525400-182          Spherical Hydroxyapatite       Osteotech     69708870.7-08

PCT Germany         Particles and Process for
                    the Production Thereof

525400-175          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

525400-181          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

525400-182          Spherical Hydroxyapatite       Osteotech     0910546
                    Particles and Process for
                    the Production Thereof

525400-185          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

285-144             Calcium Phosphate Graft        Osteotech     0
                    Material, Process for Making
                    Same and Osteoimplant
                    Fabricated From Same

285-144 PCT         Calcium Phosphate Graft        Osteotech     0
                    Material, Process for Making
                    Same and Osteoimplant
                    Fabricated From Same

Atty Case#              Issue Date    Filing Date   Serial Number           Inventors           Country
-------------------------------------------------------------------------------------------------------------
525400-153              12/30/1997    7/10/1996     679,611                 Shimp, Renkema      U.S.



525400-183              8/28/2000     6/20/1997     199900055               Shimp, Renkema      Eurasia



525400-182              5/12/2001     6/20/1997     35175                   Shimp, Renkema      Germany

PCT Germany


525400-175                            6/20/1997     PCT/US97/16031          Shimp, Renkema      PCT



525400-181                            12/03/1998    2,257,290               Shimp, Renkema      Canada



525400-182              12/5/2001     6/20/1997     97941008.1              Shimp, Renkema      EPO



525400-185                            6/20/1997     PCT 710915/98           Shimp, Renkema      Korea



285-144                               12/15/2000    09/737,369              Shimp               U.S.




285-144 PCT                           12/15/2000    PCT/US00/33985          Shimp               PCT




                                                           Stibbe Draft 10/07/02

SCHEDULE 15 - OTHER CURRENT ASSETS

Prepaid expenses and other assets as of March 31, 2002:

          Prepaid Insurance                                                  ***
          Prepaid rent/lease                                                 ***
          Prepaid maintenance                                                ***
          Prepaid freight                                                    ***
          Prepaid Pension                                                    ***
          Prepaid Wao/ ZW                                                    ***
          Prepaid Other                                                      ***
                                                                     -----------
                   Total                                                     ***
                                                                     ===========

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                                           Stibbe Draft 10/07/02

SHAREHOLDERS' RESOLUTION

CAM IMPLANTS B.V.

The undersigned:

HC Implants B.V., a corporation duly organized and existing under the laws of the Netherlands, having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, which is being represented by a member of its management board:

first name:                         Michael John
surname:                            Jeffries
address:                            Shrewbury Avenue 1151 E
postal code and city/town:          07702 Shrewbury, New Jersey, USA

whereas:

o the undersigned is holder of the entire issued capital of the company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) CAM IMPLANTS B. V., having its seat in Leiden, its address at Zernikedreef 6, 2333 CL, Leiden, the Netherlands (the `Company');

o the Management Board of the Company has been given the opportunity to cast its advisory vote with regard to the proposal as referred to hereinafter, in accordance with article 19;

o article 17 sub 6 of the articles of association of the Company authorises shareholders to adopt resolutions outside a formal meeting;

o the Company intends sell and transfer certain of its assets and certain of its liabilities to Cam Acquisition B. V. in accordance with the draft Asset Purchase Agreement, dated 3 July 2002, of which a copy is attached to this Shareholders' Resolution.

resolve herewith:

to approve the execution by the Company of the Asset Purchase Agreement including the Schedules thereto and the performance of the Company's obligations there under.

Signed in: Amsterdam on _____________

HC Implants B.V.


--------------------------
By: Michael John Jeffries

                                                           Stibbe Draft 10/07/02

SCHEDULE 17

CAM IMPLANTS B.V.
Zernikedreef 6
2333 CL Leiden
The Netherlands

Bilthoven, 10 July 2002

Re:   Resignation as director of CAM IMPLANTS B.V.

Dear Sirs,

Please be informed that, in view of the pending sale and transfer of the majority of the assets and liabilities CAM IMPLANTS B.V. to CAM Acquisitions B.V., I hereby resign as statutory director and as member of the management board of CAM IMPLANTS B.V. as per the end of business on 9 July 2002.

Kindly arrange for my resignation to be filed with the trade register of the Chamber of Commerce.

In view of the discharge to be granted by HC Implants B.V. as shareholder of CAM IMPLANTS B.V. in relation to the fulfilment of my tasks as a director of CAM IMPLANTS B.V., I waive any claims that I may have in the future in connection with the past performance of my duties as managing director of CAM IMPLANTS B.V.

Yours sincerely,


G.A. Kok

                                                           Stibbe Draft 10/07/02

                               DEED OF ASSIGNMENT

This Deed is made and entered into by and between the following Parties:

1. CAM IMPLANTS B.V., a company duly organized and existing under the laws of the Netherlands, having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, duly represented by Michael John Jeffries, hereinafter referred to as the "Assignor";

and

2. CAM ACQUISITION B.V., a company duly organized and existing under the laws of the Netherlands, having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, duly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V., hereinafter referred to as the "Assignee";

WHEREAS:

- Assignor is the proprietor of copyrights, database rights, designs, internet domain names, licensee rights, patents, trademarks, tradenames and/or trade secrets, along with any and all income, royalties, damages and payments at any time due or payable to Assignor with respect thereto, including without limitation damages and payments for past or future infringements or misappropriations thereof, in any state or country, (hereinafter: the "IP Rights"). The IP Rights include, but are not limited to, the rights and/or items as set forth in Annex I;

- Assignor is the proprietor of any and all rights in the registrations as set forth in Annex II (hereinafter: the "Registration Rights" and together with the IP Rights jointly referred to as the "Rights")

- The Assignee has entered into an Asset Purchase Agreement with Assignor in connection with which the Assignee is entitled to obtain any and all rights, title and interest in the Rights;

NOW THEREFORE, in consideration of the mutual covenants, promises and undertakings set forth herein, the Parties hereby agree as follows:

      Transfer and assignment

1. The Assignor hereby assigns and transfers to the Assignee any and all rights, title and interest in the Rights, free and unencumbered. Assignee hereby accepts such rights, title and interest in the Rights.

2. The Assignee acquires the Rights from the Assignor for a total consideration of EUR 1,-.

3. The Assignor shall make, do or execute all documents, acts, matters or writings which the Assignee deems necessary or desirable to give full effect to the provisions of this Deed.

                                                           Stibbe Draft 10/07/02

      For that purpose this Deed or extracts thereof may be registered with the relevant registration office(s).

      For the event that for any part of any of the IP Rights this Deed would not fully constitute full transfer and assignment of any and all rights, title and interest and additional requirements would apply to that effect, the Assignor hereby grants to Assignee, and Assignee hereby accepts, the unlimited, worldwide, perpetual, royalty-free exclusive license to use and exploit such IP Rights as of the date of undersigning this Deed until any and all such additional requirements for full transfer and assignment have been executed and effectuated.

      Miscellaneous

4. The Assignor warrants that it is the owner of the Rights and that third parties do not have any direct or indirect rights, titles or interests in the Rights or in relation thereto.

5. The Assignor states to its best knowledge that it is not aware of any wrongful use by any third party of the Rights and the Assignor furthermore states that to its best knowledge the Rights are not infringing any rights of third parties.

6. The Assignor shall render to the Assignee, at the Assignee's first request, any reasonable assistance which the Assignee deems necessary or desirable to defend or prosecute any of the Rights, provided that any and all reasonable costs and expenses of the Assignor shall be reimbursed by the Assignee.

7. This Deed shall in all respects be exclusively governed by and deemed to have been construed in accordance with the laws of the Netherlands.

8. Any dispute or claim arising out of or in connection with this Deed shall be referred to and exclusively and finally settled by the competent court in The Hague, the Netherlands.

This Deed has been signed in two original copies on 10 July 2002.


--------------------------------         ---------------------------------------
CAM IMPLANTS B.V.                        CAM Acquisition B.V.

by: Michael John Jeffries                on behalf of G.A. Kok Beheer B.V.

title: Director                          by: Gerard Anton Kok

                                         title: Director of G.A. Kok Beheer B.V.

                                                           Stibbe Draft 10/07/02

Annex I

1. The product names, including all their registrations and pending applications, "CAMCERAM" and "TAM".

2. The company name "CAM Implants B.V.", including its registration certificate at the "Benelux Merkenbureau" (CAM document nr. 23).

Annex II

1. The CE registration for "CAMCERAM", consisting of certificates G1 01 06 43847 001 and G7 00 12 20268 005.

2.    THE ISO 9001-1994/ EN 46001:1093 certificate QIZ 00 01 20268 004.

3.    The FDA Master File 298.

4. The registration of the existing internet domain www.camimplants.nl and all rights and obligations adhering to it.

                                                           Stibbe Draft 10/07/02

                         DEED OF ASSIGNMENT AND LICENSE

This Deed is made and entered into by and between the following Parties:

1. OSTEOTECH INC, a company duly organized and existing under the laws of the State of New Jersey, having its registered office at 51 James Way, Eaton Town, New Jersey, USA, hereinafter referred to as "the Assignor";

and

2. CAM ACQUISITION B.V., a company duly organized and existing under the laws of The Netherlands, having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, hereinafter referred to as "the Assignee";

WHEREAS:

- Assignor is the proprietor of the patents and patent applications as set forth in Annex I hereto (hereinafter: "the Patents');

- The Assignee has entered into an Asset Purchase Agreement with CAM Implants B.V., in connection with which the Assignee is interested in obtaining rights, title and interest in the Patents;

- The Assignor has agreed to assign the Patents to Assignee for 1 US$, but to remain entitled, under a royalty free license, to exclusively use the Patents in developing and marketing bone tissue products in combination with calcium phosphate for application in orthopaedic procedures.

NOW THEREFORE, in consideration of the mutual covenants, promises and undertakings set forth herein, the Parties hereby agree as follows:

      Transfer and assignment

1. The Assignor hereby assigns and transfers to the Assignee any and all rights, title and interest in the Patents, free and unencumbered. Assignee hereby accepts such rights, title and interest in the Patents.

2. The Assignee acquires the Patents from the Assignor for a total consideration of 1 US$.

3. The Assignor shall make, do or execute all documents, acts, matters or writings which the Assignee deems necessary or desirable to give full effect to the provisions of this Deed. For that purpose this Deed or extracts thereof may be registered with the relevant patent office(s).

      For the event that for any part of any of the Patents this Deed would not fully constitute full transfer and assignment of any and all rights, title and interest and additional requirements would apply to that effect, the Assignor hereby grants to Assignee, and Assignee hereby accepts, the unlimited, worldwide, perpetual, royalty-free exclusive

                                                           Stibbe Draft 10/07/02

      license to use and exploit such Patents as of the date of undersigning this Deed until any and all such additional requirements for full transfer and assignment have been executed and effectuated.

      License

4. The Assignee hereby grants the Assignor a worldwide, royalty free and exclusive license, with the right to sub-license, under the Patents to develop, manufacture, have manufactured, market, sell, offer to sell and import bone tissue products in combination with calcium phosphate for application in orthopaedic procedures (hereinafter referred to as: the License). The Assignor hereby accepts the License.

5. The License covers the entire duration of the period during which any right could or can be derived from the Patents, and cannot be prematurely terminated.

6. During the term of the License, the Assignee shall not be entitled to use the Patents to develop, manufacture, have manufactured, market, sell, offer to sell and import bone tissue products in combination with calcium phosphate for application in orthopaedic procedures.

7. The parties hereto agree to execute such formal documents as may be required for the purpose of registering the abovementioned licence in the relevant countries.

8. The Assignee agrees, for the duration of the License, to sell under normal business conditions, and if available in the ordinary course of business, to the Assignor, at its request, calcium phosphate and calcium phosphate products, at prices no less favourable then the best price offered to comparable customers of the Purchaser for such quantities.

9. The assignee agrees and warrants that it shall pay any and all applicable fees and that it shall do and omit all such other acts as may from time to time be necessary and/or appropriate to have the Patents issued and/or fully maintained for the designated territories as set forth in Annex I hereto (including but not limited to defending and prosecuting the Patents).

10. Without any prejudice to clause 11, the License includes the right of the Assignor to -- at its own discretion -- defend and prosecute the Patents against claims of third parties and/or possible infringements by third parties, including but not limited to the right to initiate proceedings against such third parties in its own name and/or -- if the Assignor deems it necessary or desirable -- in the name of the Assignee.

11. The Assignee shall procure and warrants that the License shall survive any assignment and/or encumberment of the Patents.

      Miscellaneous

12. The Assignor shall render to the Assignee, at the Assignee's first request, any reasonable assistance which the Assignee deems necessary or desirable to defend or prosecute any of

                                                           Stibbe Draft 10/07/02

      the Patents, provided that any and all reasonable costs and expenses of the Assignor shall be reimbursed by the Assignee.

13. Parties must inform each other immediately of any actions by third parties suspected of infringing the Patents, and in the event third parties claim infringement by the Patents.

14. Each Party shall use and exploit the Patents for its own risk and account, and indemnifies and holds the other Party harmless against any and all claims, losses, damages, liabilities and expenses arising out of or relating to any claim of third parties in that respect.

15. This Deed shall in all respects be exclusively governed by and deemed to have been construed in accordance with the laws of The Netherlands.

16. Any dispute or claim arising out of or in connection with this Deed shall be referred to and exclusively and finally settled by the competent court in The Hague, The Netherlands.

This Deed has been signed in two original copies on 10 July 2002.


                                        ---------------------------------------
                                        CAM Acquisition B.V.

                                        on behalf of G.A. Kok Beheer B.V.

----------------------------------      by: Gerard Anton Kok
CAM IMPLANTS B.V.
                                        title: Director of G.A. Kok Beheer B.V.
by: Michael John Jeffries

title: Director

                                                           Stibbe Draft 10/07/02

ANNEX I - Patents and Pending Patent Applications

Atty Case#          Title                          Owner         Issued Patent #
------------------------------------------------------------------------------------
525400-153          Spherical Hydroxyapatite       Osteotech     5,702,677
                    Particles and Process for
                    the Production Thereof

525400-183          Spherical Hydroxyapatite       Osteotech     001032
                    Particles and Process for
                    the Production Thereof

525400-182          Spherical Hydroxyapatite       Osteotech     69708870.7-08

PCT Germany         Particles and Process for
                    the Production Thereof

525400-175          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

525400-181          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

525400-182          Spherical Hydroxyapatite       Osteotech     0910546
                    Particles and Process for
                    the Production Thereof

525400-185          Spherical Hydroxyapatite       Osteotech     0
                    Particles and Process for
                    the Production Thereof

285-144             Calcium Phosphate Graft        Osteotech     0
                    Material, Process for Making
                    Same and Osteoimplant
                    Fabricated From Same

285-144 PCT         Calcium Phosphate Graft        Osteotech     0
                    Material, Process for Making
                    Same and Osteoimplant
                    Fabricated From Same

Atty Case#             Issue Date    Filing Date   Serial Number           Inventors           Country
----------------------------------------------------------------------------------------------------------
525400-153             12/30/1997    7/10/1996     679,611                 Shimp, Renkema      U.S.



525400-183             8/28/2000     6/20/1997     199900055               Shimp, Renkema      Eurasia



525400-182             5/12/2001     6/20/1997     35175                   Shimp, Renkema      Germany

PCT Germany


525400-175                           6/20/1997     PCT/US97/16031          Shimp, Renkema      PCT



525400-181                           12/03/1998    2,257,290               Shimp, Renkema      Canada



525400-182             12/5/2001     6/20/1997     97941008.1              Shimp, Renkema      EPO



525400-185                           6/20/1997     PCT 710915/98           Shimp, Renkema      Korea



285-144                              12/15/2000    09/737,369              Shimp               U.S.




285-144 PCT                          12/15/2000    PCT/US00/33985          Shimp               PCT


                                                           Stibbe Draft 10/07/02

                           DEED OF PLEDGE OF EQUIPMENT

This deed is entered into on the 10th day of July 2002

BETWEEN

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property for the benefit of the Pledgee;

NOW THEREFORE the parties hereto have agreed as follows:

1     Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions shall have the following meaning:

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement.

      "Goods" means all of the Pledgor's present and future machinery, equipment and inventory, including without limitations, fittings, furnishings, office equipment, automobiles and other rolling assets, as well as goods/movables forming part thereof or appurtenant thereto, all in the broadest sense of the word.

                                                           Stibbe Draft 10/07/02

      "Event of Default" has the meaning as defined in clause 7 of this deed of pledge.

2.    Pledge

2.1 As security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges to the Pledgee, whether or not in advance, all its Goods regardless of their condition and location, which pledge the Pledgee hereby accepts.

2.2 The Pledgee is entitled, at its discretion, to have this deed registered or to have the right of pledge recorded in a notarial deed. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to have the pledge recorded in a notarial deed at any time, whether before or after registration of this deed, if the Pledgee so desires. For that purpose the Pledgee is authorised to execute such notarial deed on behalf of the Pledgor.

3.    Representations and Warranties

3.1   The Pledgor represents and warrants to the Pledgee that:

(i)   it has power ("beschikkingsbevoegdheid") to pledge the Goods;

(ii) to the best of its knowledge, the Goods are not subject to any attachments ("beslag"), nor are any limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties, other than in accordance with clause 5.2 of the Agreement, nor are they subject to any right of retention ("retentierecht");

(iii) it has not previously and/or in advance transferred or created or promised to transfer or create, limited property rights on or against any of the Goods, or any part thereof, to or in favour of third parties, other than in accordance with clause 5.2 of the Agreement;

(iv)  the Goods are capable of being pledged in the manner set out herein.

4.    Ranking

      Subject to clause 5.2 of the Agreement the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge.

5.    Covenants

5.1 The Pledgor undertakes to ensure that, upon its acquisition of the Goods, no limited rights are retained therein by the transferor. To the extent that its acquisition of any Goods is

                                                           Stibbe Draft 10/07/02

      subject to a retention of title, the Pledgor further undertakes to perform its obligations to the transferor in a timely and proper manner.

5.2 The Pledgor shall use the Goods in its Business only and in a manner consistent with their ordinary nature and purpose. The Pledgor will maintain the Goods in good repair and condition and do all that is necessary and/or deemed desirable by the Pledgee for this purpose. It shall neither take nor fail to take any action reasonably acquired in relation to the Goods, which could prejudice the interests of the Pledgee. If the Pledgor is in default of these obligations, the Pledgee shall be entitled to do whatever is reasonably necessary at the Pledgor's expense, without prejudice to its other rights.

5.3 The Pledgor undertakes to provide to the Pledgee, forthwith upon the latter's request to that effect at any time, a further specification of the Goods and/or the locations where they are situated. The failure to provide any such specification or the omission therefrom of any one or more of the Goods, shall not in any way detract from all Goods being pledged. The Pledgee and/or its appointees for this purpose shall be granted free access to the locations where the Goods are situated, in order to verify their presence and condition, during normal business hours. The refusal by a third party to grant such access shall be deemed a refusal by the Pledgor.

5.4 If at any time the Goods or any part thereof is held on its behalf by a third party, the Pledgor shall give immediate notice to such third party of the pledge of such Goods to the Pledgee. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to do so itself, on its own and the Pledgor's behalf, if it so desires. To the extent any documents of storage or transportation are issued in respect of the Goods, such documents shall be immediately delivered and pledged to the Pledgee (in the case of endorsable commercial paper by way of endorsement).

5.5 The Pledgor shall, at its expense, have and hold the Goods insured on the usual conditions. It shall produce the policies of the relevant insurances to the Pledgee for review at the latter's first request. If the Pledgor is in default of this obligation, the Pledgee shall be entitled to arrange for insurance to its satisfaction at the Pledgor's expense. Upon the creation of a pledge as referred to in Article 3:229 of the Netherlands Civil Code ("NCC"), the Pledgee shall be entitled to give notice thereof to those held to indemnify.

5.6 The Pledgor shall notify the Pledgee immediately of all circumstances, which could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes or social security premiums or planning to notify the relevant authorities thereof, an attachment being levied on some or all of the Goods, or an event analogous to any of the above occurring under the laws of any other jurisdiction.

                                                           Stibbe Draft 10/07/02

5.7 The Pledgor shall also give immediate notice of the Pledgee's right of pledge to anyone seeking to assert any right in respect of the Goods, failing which the Pledgee shall be entitled to give such notice.

6.    Alienation, Use

      Subject to clause 5.2 of the Agreement, the Pledgor may not alienate, encumber, lease or otherwise grant the use of the Goods to third parties without the prior written consent of the Pledgee, unless the price to be paid for such Goods by third parties does not exceed an aggregate amount of USD 15,000 quarterly. Upon the alienation of any Goods, the Pledgor shall replace such Goods in order to maintain the interests of the Pledgee.

7.    Possessory Pledge

      The Pledgee may require at any time when the Pledgor has not fulfilled or paid its Secured Obligations ("Event of Default"), all or a part of the Goods to be brought into its possession or that of a third party jointly appointed by it for this purpose.

8.    Enforcement

8.1 In case of an Event of Default, the Pledgee shall be entitled to sell the Goods and to recover the outstanding amount from the proceeds of sale.

8.2 In case of an Event of Default, the Pledgee shall not be obliged, when intending to proceed to sale, to give notice thereof to the Pledgor or to any third parties who have limited rights in or who have levied an attachment on any of the Goods, nor shall the Pledgee be obliged to give notice that a sale has occurred. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Goods be sold in a manner different from that provided for in Article 3:250 NCC and, if applicable, its rights under Article 3:234 NCC.

9.    Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Goods, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

10.   Release of Pledge

      The Pledgee shall only be held to release its pledge if, it has no further claims against the Pledgor pursuant to the Secured Obligations.

11.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:


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                                                           Stibbe Draft 10/07/02

(i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

(ii) for facilitating the collection, recovery and enforcement of the Goods or the exercise of any rights vested in the Pledgee.

12.   Costs

      All costs related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extrajudicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

13.   No Nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

14.   Power of Attorney

14.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Goods or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Goods or under or in connection with this deed.

14.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 15.1 hereof.

15.   Severability

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

16.   Amendments and Waivers


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16.1  No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

16.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

17.   Governing Law and Jurisdiction

17.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

17.2 All disputes arising out of this deed shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


/s/ Michael John Jeffries               /s/ Gerard Anton Kok
--------------------------------        ----------------------------------------
CAM IMPLANTS B.V.                       CAM Acquisition B.V.

by: Michael John Jeffries               on behalf of G.A. Kok Beheer B.V.

title: Director                         by: Gerard Anton Kok

                                        title: Director of G.A. Kok Beheer B.V.


                                                                           E-182
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                                                           Stibbe Draft 10/07/02

                             DEED OF PLEDGE OF STOCK

This deed is entered into on the 10th day of July 2002

BETWEEN

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property for the benefit of the Pledgee;

NOW THEREFORE the parties hereto have agreed as follows:

1.    Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions have the following meaning:

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement;

      "Stock" means all of the Pledgor's present and future stock, including raw materials, ancillary materials and semi-finished products, as well as packaging material, all in the broadest sense of the word.


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                                                           Stibbe Draft 10/07/02

      "Event of Defaulf" has the meaning as defined in clause 7 of this deed of pledge.

2.    Pledge

2.1 As security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges to the Pledgee, whether or not in advance, all its Stock regardless of their condition and location, which pledge the Pledgee hereby accepts.

2.2 The Pledgee is entitled, at its discretion, to have this deed registered or to have the right of pledge recorded in a notarial deed. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to have the pledge recorded in a notarial deed at any time, whether before or after registration of this deed, if the Pledgee so desires. For that purpose the Pledgee is authorised to execute such notarial deed on behalf of the Pledgor.

3.    Representations and Warranties

3.1   The Pledgor represents and warrants to the Pledgee that:

(i)   it has power ("beschikkingsbevoegdheid") to pledge the Stock;

      (ii) the Stock is not subject to any attachments ("beslag"), nor are any limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties, other than in accordance with clause 5.2 of the Agreement, or any right of retention ("retentierecht");

      (iii) it has not previously and/or in advance transferred or created or promised to transfer or create, limited property rights on or against any of the Stock, or any part thereof, to or in favour of third parties, other than in accordance with clause 5.2 of the Agreement;

      (iv)  the Stock is capable of being pledged in the manner set out herein.

4.    Ranking

      Subject to clause 5.2 of the Agreement the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge.

5.    Covenants


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                                                           Stibbe Draft 10/07/02

5.1 The Pledgor undertakes to ensure that, upon its acquisition of the Stock, no limited rights are retained therein by the transferor. To the extent that its acquisition of any Stock is subject to a retention of title, the Pledgor further undertakes to perform its obligations to the transferor in a timely and proper manner.

5.2 The Pledgor shall use the Stock in its Business only and in a manner consistent with their ordinary nature and purpose. The Pledgor will maintain the Stock in good repair and condition and do all that is necessary and/or deemed desirable by the Pledgee for this purpose. It shall neither take nor fail to take any action reasonably required in relation to the Stock, which could prejudice the interests of the Pledgee. If the Pledgor is in default of these obligations, the Pledgee shall be entitled to do whatever is reasonably necessary at the Pledgor's expense, without prejudice to its other rights.

5.3 The Pledgor undertakes to provide to the Pledgee, forthwith upon the latter's request to that effect at any time, a further specification of the Stock and/or the locations where they are situated. The failure to provide any such specification or the omission therefrom of any one or more of the Stock, shall not in any way detract from all Stock being pledged. The Pledgee and/or its appointees for this purpose shall be granted free access to the locations where the Stock are situated, in order to verify their presence and condition, during normal business hours. The refusal by a third party to grant such access shall be deemed a refusal by the Pledgor.

5.4 If at any time the Stock or any part thereof are held on its behalf by a third party, the Pledgor shall give immediate notice to such third party of the pledge of such Stock to the Pledgee. The Pledgor hereby grants irrevocable power of attorney to the Pledgee to do so itself, on its own and the Pledgor's behalf, if it so desires. To the extent any documents of storage or transportation are issued in respect of the Stock, such documents shall be immediately delivered and pledged to the Pledgee (in the case of endorsable commercial paper by way of endorsement).

5.5 The Pledgor shall, at its expense, have and hold the Stock insured on the usual conditions. It shall produce the policies of the relevant insurances to the Pledgee for review at the latter's first request. If the Pledgor is in default of this obligation, the Pledgee shall be entitled to arrange for insurance to its satisfaction at the Pledgor's expense. Upon the creation of a pledge as referred to in Article 3:229 of the Netherlands Civil Code ("NCC"), the Pledgee shall be entitled to give notice thereof to those held to indemnify.

5.6 The Pledgor shall notify the Pledgee immediately of all circumstances, which could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes or social security premiums or planning to notify the relevant authorities thereof, an attachment being levied on some or all of the Stock, or an event analogous to any of the above occurring under the laws of any other jurisdiction.


                                                                           E-185
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                                                           Stibbe Draft 10/07/02

5.7 The Pledgor shall also give immediate notice of the Pledgee's right of pledge to anyone seeking to assert any right in respect of the Stock, failing which the Pledgee shall be entitled to give such notice.

6.    Alienation, Use

      Subject to clause 5.2 of the Agreement and other than in the ordinary course of business, the Pledgor may not alienate, encumber, lease or otherwise grant the use of the Stock to third parties without the prior written consent of the Pledgee. Upon the alienation of any Stock, the Pledgor shall replace such Stock in order to maintain the interests of the Pledgee.

7.    Possessory Pledge

      The Pledgee may require at any time when the Pledgor has not fulfilled or paid its Secured Obligations ("Event of Default"), all or a part of the Stock to be brought into its possession or that of a third party appointed by it for this purpose.

8.    Enforcement

8.1 In case of an Event of Default, the Pledgee shall be entitled to sell the Stock and to recover the outstanding amount from the proceeds of sale.

8.2 In case of an Event of Default, the Pledgee shall not be obliged, when intending to proceed to sale, to give notice thereof to the Pledgor or to any third parties who have limited rights in or who have levied an attachment on any of the Stock, nor shall the Pledgee be obliged to give notice that a sale has occurred. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Stock be sold in a manner different from that provided for in Article 3:250 NCC and, if applicable, its rights under Article 3:234 NCC.

9.    Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Stock, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

10.   Release of Pledge

      The Pledgee shall only be held to release its pledge if it has no further claims against the Pledgor pursuant to the Secured Obligations.

11.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:


                                                                           E-186
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                                                           Stibbe Draft 10/07/02

      (i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

      (ii) for facilitating the collection, recovery and enforcement of the Stock or the exercise of any rights vested in the Pledgee.

12.   Costs

      All costs related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extrajudicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

13.   No Nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

14.   Power of Attorney

14.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Stock or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Stock or under or in connection with this deed.

14.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 15.1 hereof.

15.   Severability

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

16.   Amendments and Waivers


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                                                           Stibbe Draft 10/07/02

16.1 No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

16.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

17.   Governing Law and Jurisdiction

17.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

17.2 All disputes arising out of this deed shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


                                         /s/ Gerard Anton Kok
                                         ---------------------------------------
                                         CAM Acquisition B.V.

                                         on behalf of G.A. Kok Beheer B.V.
/s/ Michael John Jeffries
--------------------------------         by: Gerard Anton Kok
CAM IMPLANTS B.V.
                                         title: Director of G.A. Kok Beheer B.V.
by: Michael John Jeffries

title: Director

                                                           Stibbe Draft 10/07/02

                          DEED OF PLEDGE OF RECEIVABLES

This deed is entered into on the 10th day of July 2002

BETWEEN

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property for the benefit of the Pledgee;

NOW THEREFORE the parties hereto agree as follows:

1.    Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions shall have the following meaning:

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement;

      "Receivables" means all receivables ("vorderingen op naam") of the Pledgor on third parties, whether for goods delivered, services performed or for any other reason whatsoever;


                                                                           E-189
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                                                           Stibbe Draft 10/07/02

      "Event of Default" has the meaning as defined in clause 8 of this deed of pledge.

2.    Pledge

2.1 As security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges to the Pledgee, whether or not in advance, which pledge the Pledgee hereby accepts, the Receivables, insofar as these are capable of being pledged on the date of signing this deed, and undertakes to pledge to the Pledgee the Receivables which become capable of being pledged after the date of signing this deed as soon as such Receivables shall be capable of being so pledged.

2.2 For the first time upon the signing of this deed, and thereafter as soon as any Receivables are capable of being pledged at three monthly intervals, the Pledgor shall deliver to the Pledgee pledge lists in the form of Annex A hereto, duly signed and completed, and identifying all Receivables which are then capable of being pledged. By accepting delivery of any pledge list, the Pledgee accepts the pledge to it of the Receivables identified thereon. The Pledgee may, at its discretion, register or have registered this deed together with the pledge lists, or have such deed and lists recorded in a notarial deed. In the latter event, the Pledgee is authorised to execute the notarial deed on behalf of the Pledgor.

2.3 The first pledge list shall be attached to this deed, and the Pledgor shall thereafter deliver pledge lists to the Pledgee at its first request at least once every three months (i.e. end of February, end of May, end of August and end of November) or as often as the Pledgee shall reasonably require. A more frequent delivery of pledge lists shall be deemed to occur at the Pledgee's request.

3.    Representations and Warranties

      The Pledgor represents and warrants to the Pledgee that:

      (i)   it has power ("beschikkingsbevoegdheid") to pledge the Receivables;

      (ii)  the Receivables are duly and validly existing;

      (iii) the Receivables are not subject to any attachments ("beslag"), nor are there any limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties, other than in accordance with clause 5.2 of the Agreements;

      (iv) it has not previously and/or in advance transferred or created or promised to transfer or create, limited property rights on or against any of the Receivables, or any part thereof, to or in favour of third parties, other than in accordance with clause 5.2 of the Agreements;

      (v) the Receivables are capable of being pledged in the manner set out herein.

4.    Ranking


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                                                           Stibbe Draft 10/07/02

      Subject to clause 5.2 of the Agreement the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge.

5.    Ancillary Rights

      The Receivables are pledged together with all rights, including dependent and ancillary rights, privileges and rights of actions attached thereto. Insofar as necessary, the Pledgor hereby irrevocably authorises the Pledgee to exercise these rights on its behalf. The Pledgee is released from the formality of protesting endorsable commercial paper.

6.    Covenants

6.1 The Pledgor shall at all times supply and provide to the Pledgee at its first request all evidence and documents relating to the Receivables and all information and assistance which the Pledgee may deem reasonably necessary for the exercise of its rights pursuant hereto.

6.2 The Pledgor shall, if so requested, allow the Pledgee regular examination of its debtor administration and all documents related thereto.

6.3 Insofar as the pledge relates to Receivables from non-Dutch debtors or governed by foreign law, the Pledgor further undertakes to perform all such acts and render all such assistance as the Pledgee may deem reasonably necessary based on applicable rules and regulations.

6.4 The Pledgor shall notify the Pledgee immediately of all circumstances, which could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes or social security premiums or planning to notify the relevant authorities thereof, an attachment being levied on some or all of the Receivables, or an event analogous to any of the above occurring under the laws of any other jurisdiction.

6.5 The Pledgor shall also give immediate notice of the Pledgee's right of pledge to anyone seeking to assert any right in respect of the Receivables, failing which the Pledgee shall be entitled to give such notice.

7.    Assignment


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                                                           Stibbe Draft 10/07/02

      Subject to clause 5.2 of the Agreement, the Pledgor may not assign, encumber or otherwise alienate or transfer any rights in relation to the Receivables to third parties without the prior written consent of the Pledgee.

8.    Notification of Pledge

      In case the Pledgor has not fulfilled its Secured Obligations ("Event of Default") the Pledgee shall be entitled at all times to give notice of the pledge to the debtors of the Receivables.

9.    Authority to Collect

9.1 After having given notice of the pledge, the Pledgee shall be entitled to collect the Receivables by judicial or extrajudicial proceedings, to grant discharge in respect thereof, to enter into compromises, settlements and other agreements with the debtors of the Receivables, and to exercise all other rights of the Pledgor in this respect.

9.2 The Pledgee shall not, on any account whatsoever, be liable to the Pledgor or its successors in title for any failure to collect or to collect in full any of the Receivables.

9.3 All costs incurred in the collection of the Receivables shall be for the account of the Pledgor, even if the Pledgee for whatever reason fails to collect any of the Receivables or fails to do so in full.

10.   Enforcement

10.1 In case of an Event of Default, the Pledgee shall, in addition to its rights pursuant to clauses 8 and 9 above, be entitled to sell the Receivables and to recover the outstanding amount from the proceeds of collection pursuant to clause 9 above and/or the proceeds of sale.

10.2 In case of an Event of Default, the Pledgee shall not be obliged, when intending to proceed to sale, to give notice thereof to the Pledgor or to any third parties having limited rights in or levied attachment on any of the Receivables, nor shall the Pledgee be obliged to give notice of any sale subsequent thereto. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Receivables be sold in a manner different from that provided for in Article 3:250 of the Netherlands Civil Code ("NCC") and, if applicable, its rights under
      Article 3:234 of the NCC.

11.   Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Receivables, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

12.   Release of Pledge

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                                                           Stibbe Draft 10/07/02

      The Pledgee shall only be held to release its pledge if, it has no further claims against the Pledgor pursuant to the Secured Obligations.

13.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:

      (i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

      (ii) for facilitating the collection, recovery and enforcement of the Receivables or the exercise of any rights vested in the Pledgee.

14.   Costs

      All cost related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extrajudicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

15.   No Nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

16.   Power of Attorney

16.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Receivables or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Receivables or under or in connection with this deed.

16.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 16.1 hereof.

17.   Severability

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                                                           Stibbe Draft 10/07/02

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

18.   Amendments and Waivers

18.1 No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

18.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

19.   Governing Law and Jurisdiction

19.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

19.2 All disputes arising out of this deed shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


                                         /s/ Gerard Anton Kok
                                         ---------------------------------------
                                         CAM Acquisition B.V.

                                         on behalf of G.A. Kok Beheer B.V.
/s/ Michael John Jeffries
--------------------------------         by: Gerard Anton Kok
CAM IMPLANTS B.V.
                                         title: Director of G.A. Kok Beheer B.V.
by: Michael John Jeffries

title: Director

                                                           Stibbe Draft 10/07/02

ANNEX A

To: CAM IMPLANTS B.V.

                                   PLEDGE LIST

The undersigned, CAM AQCUISITION B.V., established in Zernikedreef 6, 2333 CL Leiden, the Netherlands, pledges pursuant to the deed of pledge of receivables dated 10 July 2002 between the undersigned and the addressee (the "Deed of Pledge of Receivables") to you all Receivables set out in the list attached as
Schedule I to this pledge list to you. The details of this list are set out below.

date: 9 July 2002
number of pages: 2
first debtor's name: ***
amount first Receivable: ***
date first contract/number of invoice: unknown last debtor's name: *** amount last Receivable: *** date last contract/number of invoice: unknown total Receivables: *** outstanding as per: before 9 July 2002

Capitalized terms used in this pledge list have, unless expressly defined otherwise herein, the same meaning as in the Deed of the Pledge of Receivables.

The undersigned hereby represents and warrants that the matters set out in Clause 3 of the Deed of Pledge of Receivables are true and correct as at the date hereof with regard to the Receivables pledged hereby.

Copies of invoices, contracts, and/or other relevant documentation such as delivery receipts associated with these receivables are held at your disposal.


/s/ Gerard Anton Kok
----------------------------------------
CAM Acquisition B.V.

on behalf of G.A. Kok Beheer B.V.

by: Gerard Anton Kok

title: Director of G.A. Kok Beheer B.V.

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                               45: CAM Implants BV
                          Aged Debt Report by Due Date
                          Division: 45 CAM Implants BV.
                      in Base Currency: EUR: Euro Currency

                      Total         1-Jun-2002 to        1-May to       1-Apr to        1-Mar to          Before           In
                   Outstanding        9-JUL-2002       31-May 2002    30-Apr 2002      31-Mar 20        28-Feb 2002      Dispute
                   -----------        ----------       -----------    -----------      ---------        -----------      -------
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***
***                ***
                   ***                                          ***            ***            ***               ***              ***

TOTAL for
Currency: EUR      ***                                          ***            ***            ***               ***              ***

----------
***Indicates the omission of confidential material pursuant to a request for confidential treatment made in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The confidential material is being filed separately with the Secretary to the Securities and Exchange Commission.

                                                           Stibbe Draft 10/07/02

                 DEED OF PLEDGE OF INTELLECTUAL PROPERTY RIGHTS

This deed is entered into on the 10th day of July 2002

BETWEEN:

1. CAM ACQUISITION B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered and principal office at Zernikedreef 6, 2333 CL Leiden, the Netherlands, validly represented by Gerard Anton Kok on behalf of G.A. Kok Beheer B.V. (the "Pledgor");

and

2. CAM IMPLANTS B.V., a company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, with its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, validly represented by Michael John Jeffries (the "Pledgee").

WHEREAS:

(A) on 10 July 2002 the Pledgor and the Pledgee have entered into an asset purchase agreement (the "Agreement") in order to sell, purchase and transfer certain of the assets and certain of the liabilities from the Pledgee to the Pledgor;

(B) pursuant to the terms of the Agreement, the Pledgor is required to grant valid, perfected and enforceable liens on all of its assets, including without limitation all of its inventory, accounts receivable, general intangibles, machinery, equipment and intellectual property for the benefit of the Pledgee;

HAVE AGREED AS FOLLOWS:

1.    Interpretation and Definitions

1.1 Except where the context otherwise requires or when otherwise defined herein, words and expression defined in the Agreement have the same meanings when used in this deed of pledge (including its recitals).

1.2 Furthermore, in this deed of pledge (including its recitals) the following expressions shall have the following meaning:

      "Existing IP Rights" means the Copyrights, Database Rights, Designs, Licensee Rights, Internet Domain Names, Patents, Trade Marks and/or Trade Secrets, along with any and all income, royalties, damages and payments at any time due or payable to Pledgor with respect thereto, including without limitation damages and payments for past or future infringements or misappropriations thereof, in any state or country, and all including, without limitation, the (pending) trademarks attached hereto as Annex A, all rights with respect to the patents and patent applications listed in Annex B, the internet domain name

                                                           Stibbe Draft 10/07/02

      as set out attached hereto as Annex C, or otherwise existing at the time of execution of this Agreement;

      "Future IP Rights" means any and all Copyrights, Database Rights, Designs, Licensee Rights, Internet Domain Names, Patents, Trade Marks and/or Trade Secrets, along with any and all income, royalties, damages and payments at any time due or payable to Pledgor with respect thereto, including without limitation damages and payments for past or future infringements or misappropriations thereof, in any state or country, applied for, granted to, acquired or owned by Pledgor subsequent to the execution of this Agreement;

      "Copyrights" means any and all copyrights, whether registered or not, within the meaning of (i) the Dutch Copyright Act (Auteurswet), (ii) the Convention of Bern, (iii) the Universal Copyright Convention, or (iv) any similar, present or future, legal regime, and including any pending applications for such rights (to the extent relevant under Applicable
      Law), in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Database Rights" means any and all rights, whether registered or not, in databases within the meaning of (i) the Dutch Database Act (Databankenwet), (ii) the Directive 96/9/EC of the European Parliament and of the Council of 11 March 1996 on the legal protection of databases or
      (iii) any similar, present or future, legal regime, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Designs" means any and all rights, whether registered or not, in designs within the meaning of (i) the Uniform Benelux Designs Act (Eenvormige Beneluxwet inzake Tekeningen of Modellen), (ii) the Directive 98/71/EC of the European Parliament and of the Council of 13 October 1998 on the legal protection of designs or (iii) any similar, present or future, legal regime, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands, the Benelux and/or any other state or country, owned by Pledgor;

      "Internet Domain Names" means any and all rights, whether registered or not, in internet domain names, and including any pending applications for such rights (to the extent relevant under Applicable Law), in the name of Pledgor, in The Netherlands and/or in any other state or country;

      "Licensee Rights" means any and all rights of Pledgor, whether registered or not, pursuant to any licence agreements, whether written or oral, with third parties by which Pledgor has obtained rights (of whatever nature) to use, copy, distribute, market, sub-license, sell or otherwise exploit or apply any and all Copyrights, Database Rights, Designs, Patents, Trade Marks and/or Trade Secrets, in The Netherlands and/or in any other state or country, as well as any rights or permits of Pledgor in connection with any Internet Domain Names, all to the extent that such licence agreements do not prohibit Pledgor to grant a right of pledge on their respective rights thereunder;

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                                                           Stibbe Draft 10/07/02

      "Patents" means any and all rights, whether registered or not, in patents within the meaning of (i) the Dutch Patent Acts of 1910 or 1995, respectively, (Rijksotrooiwet 1910 of Rijksoctrooiwet 1995), (ii) the European Patent Convention of 1973, (iii) the Patent Cooperation Treaty of 1970 or (iv) any similar, present or future, legal regime, whether registered or not, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands and/or in any other state or country, owned by the Pledgor;

      "Trade Marks" means any and all rights, whether registered or not, in trade marks and trade names and all goodwill associated therewith, within the meaning of (i) the Benelux Trade Mark Act (Benelux Merkenwet), (ii) the Dutch Trade Names Act (Handelsnaamwet), (iii) EU Council Regulation
      (EC) No 40/94 on the Community trade mark or (iv) any similar, present or future, legal regime, whether registered or not, and including any pending applications for such rights (to the extent relevant under Applicable
      Law), in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Trade Secrets" means any and all rights, whether registered or not, in trade secrets and all non-public information or confidential information, (including, without limitation, inventions, discoveries, improvements, customer lists, know-how and ideas) whether registered or not, and including any pending applications for such rights (to the extent relevant under Applicable Law), in The Netherlands and/or in any other state or country, owned by Pledgor;

      "Pledge Confirmation" has the meaning as defined in clause 2.2 of this deed of pledge;

      "Rights" means collectively the Existing IP Rights and the Future IP
      Rights;

      "Secured Obligations" means the Pledgor's payment obligations pursuant to clause 3.1 through clause 3.4 of the Agreement;

      "Event of Default" has the meaning as defined in clause 2.3 of this deed of pledge.

2.    Pledge

2.1 As additional security for the fulfilment of the Secured Obligations and subject to clause 5.2 of the Agreement, the Pledgor hereby pledges ("verpandt") to the Pledgee, whether or not in advance, all the Rights, which pledge the Pledgee hereby accepts.

2.2 Immediately after the Pledgor will have acquired Future IP Rights he will notify the Pledgee thereof in writing, specifying the details of such Future IP Rights. The Pledgor will then also execute a notice of confirmation substantially in the form of Annex D hereto (the "Pledge Confirmation") to confirm that such Future IP Rights are thereby pledged to the Pledgee on the terms and conditions set out in this deed of pledge. The Pledgee will accept the pledge of the Future IP Rights specified in the Pledge Confirmation by signing the Pledge Confirmation for acceptance and returning it to the Pledgor. The Pledgor shall upon receipt of the signed Pledge Confirmation from the Pledgee submit it to the relevant authorities to obtain registration of the pledge.

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                                                           Stibbe Draft 10/07/02

2.3 The Rights are pledged to the Pledgee with all privileges connected therewith and all other rights ancillary thereto ("afhankelijke en nevenrechten"). Insofar necessary the Pledgor hereby irrevocably authorises and gives power of attorney to the Pledgee to exercise such rights on behalf of the Pledgor following the occurrence and during the continuation of a situation that the Pledgor has not fulfilled or paid its Secured Obligations ("Event of Default").

3.    Registration

3.1 The creation of the rights of pledge on the Rights created hereby or to be created under or pursuant to this deed of pledge in accordance with clause
      2.2 above is effected by the fact that the parties hereto sign this deed.

3.2 The rights of pledge on the IP Rights and the Future IP Rights created hereunder will have effect against third parties by the subsequent registration of this deed of pledge and the relevant Pledge Confirmations at the relevant national and international authorities.

3.3 The Pledgor hereby irrevocably appoints the Pledgee and any person nominated by the Pledgee in its name and on its behalf and expense to register, record or file this deed of pledge and Pledge Confirmations with the relevant authorities and any further registers or offices where the right of pledge created hereby, in the reasonable opinion of the Pledgee, requires to be registered, recorded or filed.

3.4   For purposes of Article 40(2) of the Netherlands Patent Act 1910 and of
      Article 67(2) of The Netherlands Patent Act 1995 the Pledgee hereby chooses domicile at the Bureau lndustriele Eigendom, The Hague, the Netherlands, or at such office as may be designated in the future in the Netherlands Patent Act for similar purposes.

4.    Protection of Rights

4.1 Without prejudice to the Pledgor's obligations under this deed of pledge, the Pledgor hereby authorises the Pledgee (such authorisation not meaning that the Pledgee is obliged to take any of the following actions), and for the purposes thereof the Pledgor hereby gives, on the condition precedent of the occurrence of an Event of Default, full power of attorney to the Pledgee and any person nominated by the Pledgee, to take in the Pledgor's name and on the Pledgor's behalf and expense, all actions deemed necessary by the Pledgee to fully protect or perfect the rights of pledge granted hereunder and to take in the Pledgor's name and on the Pledgor's behalf and expense, all actions deemed necessary by the Pledgee to fully protect the Rights and to fully protect or perfect the rights of pledge granted hereunder, including but not limited to timely renewing the Rights in the registers, paying the fees of registration and instituting legal proceedings and the signing, at any time, on its behalf of Pledge Confirmations substantially in the form of Annex D hereto. The Pledgor shall promptly notify the Pledgee in writing of any issues that arise with regard to the protection of the Rights and provide any assistance the Pledgee reasonably requests. In connection with the power of attorney contained in this clause the Pledgor waives his rights pursuant to Article 3:68 of the Netherlands Civil Code ("NCC"), which waiver the Pledgee hereby accepts.

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                                                           Stibbe Draft 10/07/02

4.2. The Pledgor hereby covenants at the Pledgee's first request (i) to execute such other instruments, deeds, forms or agreements, choice of domicile,
      (ii) make or cause to be made such further recordings, registrations or filings, or (iii) take or cause to be taken such further action as the Pledgee will deem necessary or advisable to (further) perfect or protect the rights of pledge of the Rights created hereby in all countries where the Rights are registered or effective from time to time.

4.3 The Pledgor shall retain possession of evidence of the normal, adequate and proper use that was made or is being made of the trademarks listed in Annex A. This evidence includes, but is not limited to, samples of products, packaging, promotional material and copies of some invoices to customers, containing the registered trademark. The Pledgor shall forward this evidence of use to the Pledgee upon the Pledgee's first request.

5.    Representations and Warranties

5.1   The Pledgor hereby represents, warrants and declares to the Pledgee that:

      (i) to the best of its knowledge, it is the exclusive proprietor of, and has power ("beschikkingsbevoegdheid") to pledge, the Rights and that there are no attachments ("beslagen") and there are not and will not be any security interests or limited rights ("beperkte rechten") levied thereon or vested therein for the benefit of third parties other than in accordance with clause 5.2 of the Agreement, nor any right of retention ("retentierecht") on or against the Rights;

      (ii) it makes and will make normal use of the trademarks listed in Annex A and will continue to use all trademarks in conformity with the registration thereof;

      (iii) it has not previously and/or in advance transferred or created limited rights ("beperkte rechten") in or against the Rights either in whole or in part, to or in favour of third parties other than in accordance with clause 5.2 of the Agreement;

      (iv) to the best of its knowiedge, this deed of pledge constitutes the legal, valid and binding obligations of the Pledgor; and

      (v) it has full power, authority and legal right to execute, deliver and perform his obligations under this deed of pledge and to pledge the Rights pursuant to this deed of pledge, and the execution, delivery and performance hereof and the pledge of and grant of a security interest in the Rights hereunder have been duly authorised by all necessary corporate or other action and do not contravene any law, rule or regulation or any provision of the Pledgor's charter documents or by-laws or of any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which it or any of its property is bound or affected or constitute a default thereunder.

5.2 The representations and warranties in clause 5.1 above shall be deemed to be repeated by the Pledgor on each of the dates on which a Pledge Confirmation is executed by the Pledgor, as if made with reference to the facts and circumstances then existing and with reference to the Rights contained in all Pledge Confirmations.

                                                           Stibbe Draft 10/07/02

6.    Ranking

      Subject to clause 5.2 of the Agreement, the right of pledge as granted to the Pledgee pursuant to this deed of pledge will in general be first in ranking against any other security interests that may be granted by the Pledgor to any third party. In the event the Pledgor desires to grant any security interests to its bank in order to finance the ongoing Business, after the Assets and Liabilities have been transferred in accordance with the Agreement, the Pledgee undertakes to provide to the Pledgor's bank, forthwith upon the latter's request to that effect at any time, a statement that such security interests will prevail in ranking against the right of pledge as granted by the Pledgor pursuant to this deed of pledge

7.    Covenants

7.1 Subject to clause 3.6 of the Agreement, the The Pledgor has submitted or shall submit respectively declares to have submitted all necessary documents to the relevant registers to achieve proper and valid registration of the Rights in his name.

7.2 The Pledgor undertakes to timely renew the registrations of the Rights in order to prevent the lapsing or expiration of these rights and the registration thereof at the relevant authorities.

7.3 The Pledgor shall notify the Pledgee immediately of all circumstances that could affect the Pledgee's interests. Such circumstances shall include, without limitation, an application being filed for the Pledgor's bankruptcy ("faillissement"), the Pledgor being adjudicated bankrupt ("failliet wordt verklaard"), the Pledgor being granted (provisional) suspension of payments ("(voorlopige) surseance van betaling wordt verleend"), the Pledgor being unable to fully pay its debts in respect of taxes and social security premiums or planning to notify to the relevant authorities thereof, an attachment being levied on some or all of the Rights, or an event analogous to any of the above occurring under the laws of any other jurisdiction.

7.4 The Pledgor declares that, after the occurrence and during the continuation of an Event of Default, in all actual or legal disputes, concerning the Rights, it will act in accordance with instructions to be given by the Pledgee.

7.5 The Pledgor shall defend the rights and security interests of the Pledgee in the Rights against any claims and demands of any third parties.

8.    Alienation, Use

8.1 Subject to clause 5.2 of the Agreement, the Pledgor may not alienate, encumber, license or otherwise grant the use of the Rights to third parties without the prior written consent of the Pledgee.

9.    Enforcement

                                                           Stibbe Draft 10/07/02

9.1 Without prejudice to the rights and remedies provided to the Pledgee by law and subject to the mandatory rules of law, the Pledgee shall be entitled, in case of an Event of Default, to take all measures, whether judicial or extra-judicial, which a Pledgee may take in the event of execution of the pledged rights and which are permitted by law and which in his opinion are required in his interests, including without limitation, the sale of the Rights and the recovery of the outstanding amount from the proceeds of the sale.

9.2 In case of an Event of Default, the Pledgee shall be under no obligation to inform the Pledgor, or any third party having limited rights ("beperkte rechten") in or levied attachment on or against all or any part of the Rights, of its intention to collect or foreclose thereon. The Pledgor hereby waives its right to apply to the President of the District Court for an order that the Rights be sold in a manner different from that provided for in Article 3:250 NCC, and, if applicable, its rights under
      Article 3:234 NCC, which waiver is hereby accepted by the Pledgee.

9.3 The Pledgee shall not be liable to the Pledgor or its successors in interest for any damages caused by the sale of the Rights, gross negligence and wilful misconduct excepted.

10.   Application of Proceeds

      In case of an Event of Default, the Pledgee shall apply the proceeds from the sale of the Rights, after deduction of all costs, towards the settlement of the amounts owed by the Pledgor pursuant to the Secured Obligations in accordance with the provisions of the Agreement and this deed of pledge.

11.   Release of Pledge

      The Pledgee shall only be held to release its pledge if it has no further claims against the Pledgor pursuant to the Secured Obligations.

12.   Further Assurances

      The Pledgor shall, at its own cost, promptly execute all such assurances and documents and do all such acts and things in such form as the Pledgee may from time to time reasonably require:

      (i) for perfecting, preserving or protecting the security created hereunder or the priority thereof; and

      (ii) for facilitating the collection, recovery and enforcement of the Rights or the exercise of any rights vested in the Pledgee.

13.   Costs

      All costs related to the drafting of this deed shall be borne by the Pledgee. All reasonable costs, of whatever nature, related to the judicial and/or extra-judicial exercise by the Pledgee of its rights hereunder (i.e. foreclosure), including legal fees and costs of litigation, shall be borne by the Pledgor.

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                                                           Stibbe Draft 10/07/02

14.   No nullification/dissolution

      The Pledgor and the Pledgee explicitly waive all their rights to rescind (ontbinden) or avoid (vernietigen) this deed, except for their right to invoke section 44 of book 3 BW (in the highly unlikely event that this would be necessary). The Pledgor and the Pledgee also explicitly waive their right to invoke section 258 of book 6 BW.

15.   Power of Attorney

15.1 The Pledgor hereby appoints, on the condition precedent of the occurrence of an Event of Default, irrevocably and by way of security, the Pledgee to be its attorney (with full powers of substitution and delegation), on its behalf and in its name, at such time and in such manner as the attorney may think fit:

      (i) to do anything which the Pledgor is obliged to do (but has not done) under this deed including, but without limitation, to complete and execute any document to perfect any right of pledge on the Rights or any part thereof; and

      (ii) generally to exercise all or any of the rights conferred on the Pledgee in relation to the Rights or under or in connection with this deed.

15.2 The Pledgor covenants to ratify and confirm whatever any attorney shall do or purport to do in the exercise or purported exercise of the power of attorney in clause 15.1 hereof.

16.   Severability

      In the event a provision hereof were to be ruled at any time by any applicable authority or court to be invalid or null and void or unenforceable, such invalidity or nullity or unenforceability shall not affect the validity or enforceability of the other provisions hereof and the parties hereto shall agree on a new provision consistent with the purposes of the invalid or unenforceable provision of this deed of pledge.

17.   Amendments and Waivers

17.1 No variation, amendment, release, waiver or modification of the terms and conditions of this deed of pledge shall be effective unless made in writing and signed by the Pledgee and the Pledgor.

17.2 No failure or delay by the Pledgee in exercising any right, power or remedy under this deed of pledge shall operate as a waiver thereof or shall impair such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude any further exercise thereof or the exercise of any other right, power or remedy.

18.   Governing Law and Jurisdiction

18.1 This deed shall be governed by and construed in accordance with the laws of the Netherlands.

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                                                           Stibbe Draft 10/07/02

18.2 All disputes arising out of this deed of pledge shall be submitted to the competent court in Amsterdam, the Netherlands. Nothing in the preceding sentence shall limit the Pledgee's right to bring proceedings against the Pledgor in any other court of competent jurisdiction.

IN WITNESS WHEREOF the parties hereto have signed this deed of pledge in two original copies on 10 July 2002 in Amsterdam.


/s/ Michael John Jeffries                /s/ Gerard Anton Kok
--------------------------------         ---------------------------------------
CAM IMPLANTS B.V.                        CAM Acquisition B.V.

by: Michael John Jeffries                on behalf of G.A. Kok Beheer B.V.

title: Director                          by: Gerard Anton Kok

                                         title: Director of G.A. Kok Beheer B.V.

                                                           Stibbe Draft 10/07/02

ANNEX A - Trademarks and Trademark Applications

1. The product names, including all their registrations and pending applications, "CAMCERAM" and "TAM".

2. The company name "CAM Implants B.V.", including its registration certificate at the "Benelux Merkenbureau" (CAM document nr. 23).

                                                           Stibbe Draft 10/07/02

ANNEX I - Patents and Pending Patent Applications

Atty Case#          Title                          Owner         Issued Patent #
----------------------------------------------------------------------------------------
525400-153          Spherical Hydroxyapatite       CAM           5,702,677
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-183          Spherical Hydroxyapatite       CAM           001032
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-182          Spherical Hydroxyapatite       CAM           69708870.7-08

PCT Germany         Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-175          Spherical Hydroxyapatite       CAM           0
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-181          Spherical Hydroxyapatite       CAM           0
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-182          Spherical Hydroxyapatite       CAM           0910546
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

525400-185          Spherical Hydroxyapatite       CAM           0
                    Particles and Process for      Acquisition
                    the Production Thereof         B.V.

285-144             Calcium Phosphate Graft        CAM           0
                    Material, Process for Making   Acquisition
                    Same and Osteoimplant          B.V.
                    Fabricated From Same

285-144 PCT         Calcium Phosphate Graft        CAM           0
                    Material, Process for Making   Acquisition
                    Same and Osteoimplant          B.V.
                    Fabricated From Same

Atty Case#            Issue Date    Filing Date   Serial Number           Inventors           Country
-------------------------------------------------------------------------------------------------------------
525400-153            12/30/1997    7/10/1996     679,611                 Shimp, Renkema      U.S.



525400-183            8/28/2000     6/20/1997     199900055               Shimp, Renkema      Eurasia



525400-182            5/12/2001     6/20/1997     35175                   Shimp, Renkema      Germany

PCT Germany


525400-175                          6/20/1997     PCT/US97/16031          Shimp, Renkema      PCT



525400-181                          12/03/1998    2,257,290               Shimp, Renkema      Canada



525400-182            12/5/2001     6/20/1997     97941008.1              Shimp, Renkema      EPO



525400-185                          6/20/1997     PCT 710915/98           Shimp, Renkema      Korea



285-144                             12/15/2000    09/737,369              Shimp               U.S.




285-144 PCT                         12/15/2000    PCT/US00/33985          Shimp               PCT




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                                                           Stibbe Draft 10/07/02

ANNEX C - Internet Domain Names

The registration of the existing internet domain www.camimplants.nl and all rights and obligations adhering to it.

ANNEX D -- Pledge Confirmation

[Patent or Trade Mark Register] [Address]
[Place]
[Date]

Dear Sirs,

Pledge of IP rights

We hereby inform you that pursuant to the deed of pledge of IP Rights dated 9 July 2002 (the "Deed of Pledge") a first-ranking right of pledge on all of its present and future intellectual property rights was created by CAM Acquisition B.V. in favour of CAM IMPLANTS B.V. (hereinafter referred to as the Pledgee), a corporation incorporated and existing under the laws of the Netherlands, with corporate seat and having its registered office at Zernikedreef 6, 2333 CL, Leiden, the Netherlands, the Netherlands.

This is to confirm that on [date] CAM Acquisition B.V. has acquired IP Rights, particulars of which are set forth in the annex to this letter. CAM Acquisition B.V., in order to secure the prompt performance and payment in full of the Secured Obligations, hereby pledges ("verpandt") these IP Rights listed in the annex to this letter to CAM IMPLANTS B.V. on the terms and conditions as set out in the Deed of Pledge.

For purposes of Article 40 (2) of the Netherlands Patent Act 1910 and of Article 67 (2) of The Netherlands Patent Act 1995 the Pledgee, insofar necessary, hereby chooses domicile at the Bureau lndustriele Eigendom in The Hague.

Yours sincerely,

CAM Acquisition B.V. (authorised signatories)


                                                                           E-209